Dreyfus BASIC
California Municipal
Money Market

ANNUAL REPORT June 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Important Tax Information (Unaudited)

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                      The Fund
                                                                  Dreyfus BASIC
                                                           California Municipal
                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC California Municipal Money Market Fund, covering the 12-month period from July 1, 1998 through June 30, 1999. Inside, you'll find valuable information about how the fund was managed during the period, including a discussion with the fund's portfolio manager, John Flahive.

Yields on tax-exempt money market securities generally fell during the first six months of the reporting period in response to lower short-term interest rates established by the Federal Reserve Board. In contrast, tax-exempt money market yields rose modestly over the first half of the reporting period in response to conflicting market influences. On one hand, expectations that the Federal Reserve Board would raise short-term interest rates at their June meeting put upward pressure on yields. On June 30, the Federal Reserve raised rates amid stronger-than-expected global and domestic economic growth. Their objective was to forestall a potential resurgence of inflationary pressures. On the other hand, strong economic conditions have reduced many municipalities' need to borrow in the short-term money markets, which put downward pressure on yields.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC California Municipal Money Market Fund

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC California Municipal Money Market Fund perform during the period?

For the 12-month period ended June 30, 1999, the fund's shares provided a yield of 2.59% , and after taking into account the effects of compounding, the effective yield was 2.62%.(1)

The fund shares provided a total return of 2.62%,(2) compared to a total return of 2.46% for the Lipper California Tax-Exempt Money Market Fund category's average for the same period.(3)

We attribute this performance to lower short-term interest rates following the Federal Reserve Board's easing of U.S. monetary policy in the fall of 1998. This move caused money market yields to remain relatively low until investors began to anticipate a modest rate hike at the end of the reporting period.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and California tax-exempt income as is practical while maintaining a stable $1.00 share price. To achieve this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from California issuers that we believe are most likely to provide the highest returns with the least risk. We also actively manage the portfolio' s average maturity in anticipation of supply-and-demand changes in California's short-term municipal marketplace. Focusing on individual securities rather than economic or market trends, we search for securities that, in our opinion, represent better values than we hold in the portfolio at that time. When we find securities that we believe will help us enhance the fund's yield without sacrificing quality, we buy them and sell less attractive securities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The management of the portfolio's average maturity is a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the portfolio' s average maturity to make cash available for the purchase of higher yielding securities. That' s because yields tend to rise temporarily if many issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio's average maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average maturity.

What other factors influenced the fund's performance?

Although the fund primarily contains securities from California issuers, the state' s municipal bond market was influenced by economic events overseas. When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so by reducing key short-term interest rates, which was intended to help boost economic activity.

At the end of the period, however, the Federal Reserve reversed course and raised short-term interest rates by one-quarter of a percentage point, effectively ending their apparently successful attempt to stimulate global economic growth. Because the California municipal marketplace had anticipated this rate hike in the weeks prior to the actual announcement, California tax-exempt money market rates rose during the second quarter of 1999.

What is the fund's current strategy?

We have continued to search for the most attractive values in California's tax-exempt money markets. During much of the one- year reporting period, this search has led us to Variable Rate Demand Notes (VRDNs), which are issued by investment banks through the securitization of longer term municipal bonds. VRDNs offered attractive yields compared to other high-quality, short-term municipal secu rities. Toward the end of the reporting period, when it became apparent that the Federal Reserve was likely to increase short-term rates, we began to reduce our holdings of VRDNs and increase our exposure to longer-term municipal notes in order to lock in prevailing yields.

As of June 30, the portfolio's 50-day average maturity was at the long end of the neutral range. On that date, the Federal Reserve increased a key short-term interest rate by one-quarter of a percentage point. They also indicated that they had no current bias toward raising interest rates further over the foreseeable future. Accordingly, our slightly longer average maturity was designed to lock in the higher yields produced by the rate hike, while giving us continued flexibility to change our stance as market forces evolve.

July 15, 1999

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE.

(2) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 1999

                                                                                                 Principal
TAX EXEMPT INVESTMENTS--99.3%                                                                   Amount ($)             Value ($)
----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--96.6%

Alameda County Industrial Development Authority,
  Revenue, VRDN:

      (Dicon Fiberoptics Inc. Project) 3.70%,
         Series A (LOC; Wells Fargo Bank)                                                       475,000(a)               475,000

      (Ply Properties Project) 3.70%,
         Series A (LOC; Wells Fargo Bank)                                                     5,055,000(a)             5,055,000

      (Tool Family Partnership) 2.90%,
         Series A (LOC; Wells Fargo Bank)                                                       400,000(a)               400,000

Anaheim  Public Financing Authority, Revenue
   (Anaheim Electric Utility Project)

   5%, 10/1/1999 (Insured; MBIA)                                                              1,300,000                1,306,729

California Economic Development Finance Authority,

   IDR, VRDN (Lion Enterprise Inc., Project) 3.65%
   (LOC; Bank of America)                                                                     1,000,000(a)             1,000,000

California Health Facilities Finance Authority, Revenue,

  Refunding, Prerefunded (Good Samaritan Health)

   7.50%, Series A, 5/1/2000 (Escrowed in;
   U.S. Government Securities)                                                                2,000,000                2,112,504

California Housing Finance Agency, Single-Family
   Mortgage Purchase Revenue

   3%, Series B, 2/1/2000                                                                     1,000,000                1,000,000

California Pollution Control Financing Authority, PCR:

  (Chervon USA Inc., Project):

      3.10%, 11/15/1999 (LOC; Chevron USA Inc.)                                               1,185,000                1,186,088

      3.10%, 5/15/2000 (LOC; Chevron USA Inc.)                                                  700,000                  700,000

      3.15%, 6/15/2000 (LOC; Chevron USA Inc.)                                                1,135,000                1,135,000

   VRDN:

      Refunding (Pacific Gas and Electric)

         3%, Series D (LOC; Union Bank of Switzerland)                                          600,000(a)               600,000

      (Shell Oil Co.)

         2.85%, (LOC; Shell Oil Co.)                                                            900,000(a)               900,000

California Statewide Communities Development Authority, VRDN:

  COP:

    (Citrus Valley Health)

         3.75% (Insured; MBIA and  LOC; Bank of America)                                      3,000,000(a)             3,000,000

      (North California Retired Officers)

         3.20% (LOC; Dresdner Bank)                                                           6,800,000(a)             6,800,000

   Revenue (John Muir/ Mt. Diablo Health)

      3.75% (Insured; AMBAC and LOC; Bank of America)                                           200,000(a)               200,000

   MFHR (Sunrise of Moraga)

      3.50%, Series G (LOC; Commerzbank)                                                        755,000(a)               755,000

State of California, Revenue

   7.10%, 4/1/2000                                                                            2,000,000                2,061,749


                                                                                             Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA (CONTINUED)

Contra Costa County:

   CP 2.90%, 7/22/1999 (LOC; Westdeutsche Landesbank)                                         1,000,000                1,000,000

   MFHR, Refunding, VRDN (Del Norte Apartments)

      3.45%, Series A (LOC; State Street Bank and Trust Co.)                                  3,500,000(a)             3,500,000

Fremont, MFHR, VRDN

   3.45%, Series E (LOC: Bayerische Bank and Landesbank )                                     3,140,000(a)             3,140,000

Glendale, Revenue Reliance Development, VRDN (Public Parking)

   3.30% (LOC; Barclays Bank)                                                                 1,900,000(a)             1,900,000

Irvine Improvement Bond Act of 1915
   Assessment District, VRDN:

      2.90% (LOC; Bayerische Hypo Vereins)                                                    3,100,000(a)             3,100,000

      2.90% (LOC; Canadian Imperial Bank of Commerce)                                         1,902,000(a)             1,902,000

      Limited Obligation, 2.90% (LOC; Kredietbank)                                            2,900,000(a)             2,900,000

Irvine Ranch Water District, Refunding, VRDN

   2.90%, (LOC; Commerzbank)                                                                  4,000,000(a)             4,000,000

Lassen Municipal Utility District, Revenue, Refunding, VRDN

   3.80%, Series A (Insured; FSA and LOC;
   Credit Local De France)                                                                      700,000(a)               700,000

Los Angeles Department of Water and Power Electric Plant,
   Revenue, CP 3.10%, 8/13/1999(LOC: Bank of
   Nova Scotia and Toronto-Dominion Bank)                                                     2,000,000                2,000,000

Los Angeles, MFHR, VRDN (Masselin Manor)

   3.40% (LOC; Bank of America)                                                                 800,000(a)               800,000

Los Angeles Wastewater System, Revenue, CP:

   3.05%, 8/10/1999 (LOC: Morgan Guaranty
      Trust Co. and Union Bank of Switzerland)                                                1,900,000                1,900,000

   3.20%, 8/10/1999 (LOC; Bayerische Landesbank)                                              1,600,000                1,600,000

Los Angeles County Capital Asset Leasing Corporation,
   Leasehold Revenue, CP

   3%, 8/5/1999 (Insured; MBIA and LOC: Bayerische
   Landesbank and Westdeutsche Landesbank)                                                    4,000,000                4,000,000

Los Angeles County Housing Authority,
   MFHR, Refunding, VRDN (Malibu Meadows)

   3.60% (LOC; FNMA)                                                                          4,500,000                4,500,000

Modesto, MFHR, Refunding, VRDN (Shadowbrook)

   3%, Series A (LOC; Bank of America)                                                        1,000,000(a)             1,000,000

Monterey County Financing Authority, Revenue, VRDN
   (Reclamation and District Project)

   3.45% (LOC; Credit Local De France)                                                        2,400,000(a)             2,400,000

Moorpark, Multi-Family Revenue, Refunding,
   VRDN (LeClub Apartments Project)

   3.40%, Series A (LOC; Citibank)                                                            1,800,000(a)             1,800,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
---------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Moreno Valley Union School District, TRAN 4%, 6/30/2000  2,000,000   2,011,560

North City West School Facilities Financing Authority,
  Special Tax Community Facility District, Prerefunded

   7.85%, Series A, 9/1/1999
   (Escrowed in; U.S. Government Securities)                                                  1,500,000                1,542,169

Oakland, EDR, VRDN (Allen Temple Family Life)

   3.55%, Series A (LOC; Wells Fargo Bank)                                                    1,100,000(a)             1,100,000

Orange County, Apartment Development Revenue,
   Refunding, VRDN

   (Pointe Niguel Project)

   3.75%, Series C (LOC; Wells Fargo Bank)                                                    1,000,000(a)             1,000,000

Orange County Various Sanitation Districts, COP, VRDN

   2.90% (LOC; National Westminister Bank)                                                    2,600,000(a)             2,600,000

Orange County Water District:

   CP 3.10%, 8/17/1999 (LOC; Union Bank of Switzerland)                                       2,000,000                2,000,000

   VRDN 3.75% (LOC; National Westminister Bank)                                               1,100,000(a)             1,100,000

Oxnard School District, TRAN 4%, 8/19/1999                                                    3,500,000                3,502,177

Riverside County Housing Authority, Multi-Family Housing
   Mortgage Revenue, Refunding, VRDN

   (Mountain View Apartments)

   3.50%, Series A (LOC; Federal Home Loan Banks)                                             3,725,000(a)             3,725,000

Riverside County Special Tax Refunding Community
   Facility District 3.50%, 9/1/1999                                                          2,500,000                2,500,000

Sacramento County, MFHR, VRDN (Smoketree Apartments)

   3%, Series A (LOC; FNMA)                                                                     300,000(a)               300,000

San Francisco Bay Area Rapid Transit, CP

   3.15%, 9/8/1999 (LOC: Morgan Guaranty
   Trust Co. and Union Bank of Switzerland)                                                   2,400,000(a)             2,400,000

San Jacinto Union Free School District

   3.45%, 9/1/2027 (Insured; FSA and LOC;
   National Westminister Bank)                                                                  300,000                  300,000

San Marcos Public Facilities Authority, Public Facility Revenue

  Prerefunded (Civic Center / Mission)

   7.40%, 9/2/1999 (Escrowed In; U.S.
   Government Securities)                                                                     1,495,000                1,535,720

Santa Clara County, TRAN 4.50%, 10/1/1999                                                       500,000                  501,836

Santa Paula Public Financing Authority, LR, Water System,
   VRDN (Acquis Project)

   3.25% (LOC; California Teachers Retirement)                                                5,700,000(a)             5,700,000

Upland, Apartment Development Revenue, Refunding,
   VRDN (Mountain Springs)

   3.60%, Series A (LOC; FNMA)                                                                3,000,000(a)             3,000,000


                                                                                             Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                 Value ($)
---------------------------------------------------------------------------------------------------------------------------------
U.S. RELATED--2.7%

Commonwealth of Puerto Rico, Public Improvement, Revenue

   5.50%, Series B, 7/1/2000 (Insured; AMBAC)                                                 1,000,000                1,022,727

Commonwealth of Puerto Rico  Highway Authority,
   Highway Revenue, Refunding, Prerefunded

      6.75%, Series R, 7/1/2000 (Escrowed in; U.S.
         Government Securities)                                                                 900,000                  946,531

Virgin Islands Public Finance Authority, Revenue, Refunding

   3.10%, Series A, 10/1/1999 (Escrowed in; U.S.
      Government Securities)                                                                  1,000,000                1,008,837
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $108,625,627)                                                             99.3%              108,625,627

CASH AND RECEIVABLES (NET)                                                                          .7%                  766,093

NET ASSETS                                                                                       100.0%              109,391,720

                                                                                                     The Fund


Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       MBIA          Municipal Bond Insurance
                  Corporation                                                            Association Insurance
COP            Certificate of  Participation                                             Corporation
CP             Commercial Paper                                        MFHR          Multi-Family Housing Revenue
EDR            Economical Development Revenue                          PCR           Pollution Control Revenue
FNMA           Federal National Mortgage Association                   TRAN         Tax and Revenue
FSA            Financial Security Assurance                                              Anticipation Notes
IDR            Industrial Development Revenue                          VRDN          Variable Rate Demand Notes
LOC            Letter of Credit
LR             Lease Revenue

Summary of Combined Ratings (Unaudited)

Moody's                    or          Standard & Poor's                                                     Value (%)
------------------------------------------------------------------------------------------------------------------------------------

VMIG1/MIG1, P1                         SP1+/SP1, A1+/A1                                                           88.0

Aaa/Aa(b)                              AAA/AA(b)                                                                  12.0

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST RATE - SUBJECT TO PERIODIC CHANGE.

(B)  NOTES WHICH ARE NOT MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999

                                                           Cost     Value
------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           108,625,627   108,625,627

Cash                                                                  2,140,211

Interest receivable                                                     670,415

                                                                    111,436,253

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            31,972

Payable for investments securities purchased                          2,011,560

Interest payable-Note 3                                                   1,001

                                                                      2,044,533
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      109,391,720
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     109,392,023

Accumulated net realized gain (loss) on investments                        (303)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      109,391,720
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)      109,392,023

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended June 30, 1999


-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,109,505

EXPENSES:

Management fee--Note 2                                                 461,141

Interest expense--Note 3                                                 7,108

TOTAL EXPENSES                                                         468,249

INVESTMENT INCOME--NET                                               2,641,256
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                  (166)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,641,090

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                      Year Ended June 30,
                                                   -------------------------

                                                         1999          1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              2,641,256      2,750,679

Net realized gain (loss) on investments                  (166)        51,000

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                        2,641,090      2,801,679
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                             (2,641,256)    (2,750,679)

Net realized gain on investments                       (8,137)        (6,603)

TOTAL DIVIDENDS                                    (2,649,393)    (2,757,282)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold                     280,160,658    190,718,170

Dividends reinvested                                1,677,263      2,010,317

Cost of shares redeemed                          (272,699,712)  (173,091,554)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS                 9,138,209     19,636,933

TOTAL INCREASE (DECREASE) IN NET ASSETS             9,129,906     19,681,330
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                               100,261,814     80,580,484

END OF PERIOD                                     109,391,720    100,261,814

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                 Year Ended June 30,
                                                        --------------------------------------------------------------------------

                                                        1999             1998             1997            1996((+))         1995
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning
   of period                                            1.00             1.00             1.00             1.00             1.00

Investment Operations:

Investment income--net                                  .026             .031             .031             .031             .031

Distributions:

Dividends from investment
   income--net                                         (.026)           (.031)           (.031)           (.031)           (.031)

Net asset value, end of period                          1.00             1.00             1.00             1.00             1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        2.62             3.13             3.11             3.19             3.10
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                    .46              .46              .42              .44              .60

Ratio of net investment income
   to average net assets                                2.58             3.08             3.09             3.36             3.07

Decrease reflected in above expense
   ratios due to undertakings by the
   Manager                                                 -                -              .03              .07                -
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       109,392          100,262           80,580           36,728           15,538

((+))  EFFECTIVE NOVEMBER 20, 1995, THE FUND CONVERTED TO A SINGLE CLASS FUND,
WITH THE EXISTING CLASS R SHARES CONVERTED INTO INVESTOR SHARES.  THE FINANCIAL
HIGHLIGHTS FOR THE FISCAL YEAR ENDED JUNE 30, 1996 WERE CALCULATED USING THE
PERFORMANCE OF AN INVESTOR SHARE OUTSTANDING FROM JULY 1, 1995 TO NOVEMBER 19,
1995, AND THE PERFORMANCE OF A FUND SHARE OUTSTANDING FROM NOVEMBER 20, 1995 TO
JUNE 30, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC California Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund's investment objective is to provide a high level of current income exempt from Federal income taxes and State of California personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares.

The  fund' s  financial  statements  are  prepared  in accordance with generally
accepted   accounting  principles  which  may  require  the  use  of  management estimates.  Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c)  Concentration  of  risk: The fund follows an investment policy of investing
primarily   in   municipal   obligations  of  one  state.   Economic   The  Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts)
 .   In  the  event that there is a joint committee meeting of the Dreyfus/Laurel
Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on
net  assets.   Amounts  required  to  be  paid  by  the  Trust  directly  to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager
to  the non-interested Trustees.   These fees and expenses are allocated to each
series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal funds rate in effect at the time
of    borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 1999 was approximately $129,000 with a related weighted average annualized rate of 5.51%.

                                                             The Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders

The Dreyfus/Laurel Tax-Free Municipal Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC California Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free
Municipal Funds, including the statement of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC California Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1999, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted

New York, New York

August 11, 1999




IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 1999 as " exempt-interest divdends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes), and

   -- the Fund hereby designates $.0001 per share as a long-term capital gain distribution paid on December 30, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund' s taxable ordinary dividends (if any) and capital gains distribution (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.


                                                             The Fund

NOTES

                                                           For More Information

                         Dreyfus

                         BASIC California Municipal

                         Money Market Fund

                         200 Park Avenue

                         New York, NY 10166

                         Manager

                         The Dreyfus Corporation

                         200 Park Avenue

                         New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109



To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

            (c) 1999 Dreyfus Service Corporation                       307AR996

-------------------------------------------------------------------------------


Dreyfus BASIC Massachusetts Municipal Money Market Fund

ANNUAL REPORT
June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                  Dreyfus BASIC
                                                        Massachusetts Municipal
                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC Massachusetts Municipal Money Market Fund, covering the 12-month period from July 1, 1998 through June 30, 1999. Inside, you'll find valuable information about how the fund was managed during the period, including a discussion with the fund's portfolio manager, John Flahive.

Yields on tax-exempt money market securities generally fell during the first six months of the reporting period in response to lower short-term interest rates established by the Federal Reserve Board. In contrast, tax-exempt money market yields rose modestly over the first half of the reporting period in response to conflicting market influences. On one hand, expectations that the Federal Reserve Board would raise short-term interest rates at their June meeting put upward pressure on yields. On June 30, the Federal Reserve raised rates amid stronger-than-expected global and domestic economic growth. Their objective was to forestall a potential resurgence of inflationary pressures. On the other hand, strong economic conditions have reduced many municipalities' need to borrow in the short-term money markets, which put downward pressure on yields.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC Massachusetts Municipal Money Market Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999

DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC Massachusetts Municipal Money Market Fund perform during the period?

For the 12-month period ended June 30, 1999, the fund's shares provided a yield of 2.72% , and after taking into account the effects of compounding, the effective yield was 2.76%.(1)

The fund provided a total return of 2.76%,(2) compared to a total return of 2.60% for the Lipper Massachusetts Tax-Exempt Money Market Fund category's average for the same period.(3)

We attribute this performance to lower short-term interest rates following the Federal Reserve Board's easing of U.S. monetary policy in the fall of 1998. This move caused money market yields to remain relatively low until investors began to anticipate a modest rate hike at the end of the reporting period. The fund was also affected by a decrease in the supply of short-term tax-exempt securities from Massachusetts issuers.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Massachusetts tax-exempt income as is practical while maintaining a stable $1.00 share price. To achieve this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from Massachusetts issuers that we believe are most likely to provide the highest returns with the least risk. We also actively manage the portfolio' s average maturity in anticipation of supply-and-demand changes in Massachusetts's short-term municipal marketplace.

Focusing on individual securities rather than economic or market trends, we search for securities that, in our opinion, represent better values than we hold in the portfolio at that time. When we find securities that we believe will help us enhance the fund's yield without sacrificing quality, we buy them and sell less attractive securities.

                                                             The Fund

The management of the portfolio's average maturity is a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the portfolio' s average maturity to make cash available for the purchase of higher yielding securities. That' s because yields tend to rise temporarily if many issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio's average maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average maturity.

What other factors influenced the fund's performance?

Although the fund primarily contains securities from Massachusetts issuers, the state' s municipal bond market was influenced by economic events overseas. When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so by reducing key short-term interest rates, which was intended to help boost economic activity.

At the end of the period, however, the Federal Reserve reversed course and raised short-term interest rates by one-quarter of a percentage point, effectively ending their apparently successful attempt to stimulate global economic growth. Because the Massachusetts municipal marketplace had anticipated this rate hike in the weeks prior to the actual announcement, Massachusetts tax-exempt money market rates rose during the second quarter of 1999.

What is the fund's current strategy?

We have continued to search for the most attractive values in Massachusetts's tax-exempt money markets. During much of the one-year reporting period, this search has led us to Variable Rate Demand Notes (VRDNs), which are issued by investment banks through the securitization of longer term municipal bonds. VRDNs offered attractive yields compared to other high-quality, short-term municipal securities. Toward the end of the reporting period, when it became
apparent    that
the Federal Reserve was likely to increase short-term rates, we began to attempt to reduce our holdings of VRDNs and increase our exposure to longer term municipal notes in order to lock in prevailing yields.

As of June 30, the portfolio' s 45-day average maturity was solidly in the neutral range. On that date, the Federal Reserve increased a key short-term interest rate by one-quarter of a percentage point. They also indicated that they had no current bias toward raising interest rates further over the foreseeable future. Accordingly, our neutral average maturity was designed to capture the higher yields produced by the rate hike, while giving us continued flexibility to change our stance as market forces evolve.

July 15, 1999

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE.

(2) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 1999

                                                                                             Principal
TAX EXEMPT INVESTMENTS--99.1%                                                                Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------------
City of Bedford, BAN 3.50%,12/3/1999                                                          3,103,000                3,107,521

City of Boston, Revenue 5.25%, Series A,
   10/1/1999 (Insured; MBIA)                                                                    100,000                  100,502

Town of Cambridge, 4.30%, 8/1/1999                                                            1,000,000                1,000,620

Central Berkshire Regional School District
   4.50%, 3/15/2000 (Insured: FSA)                                                              805,000                  811,923

Danvers, BAN 3.25%, 7/16/1999                                                                 1,755,000                1,755,142

Falmouth 6%, 2/1/2000                                                                           582,000                  591,261

Fitchburg 4%, 2/15/2000 (Insured: MBIA)                                                       1,305,000                1,312,986

Town of Gloucester, BAN 4%, 8/5/1999                                                          1,000,000                1,000,323

Town of Hopkinton, Revenue 6%, 9/1/1999 (Insured; FGIC)                                         725,000                  727,755

Lowell, Refunding 4.5%, Series A, 1/15/2000 (Insured: FSA)                                      680,000                  684,474

Town of Malden, Revenue 4%, 10/1/1999 (Insured; AMBAC)                                        1,565,000                1,568,652

Massachusetts Bay Transportation Authority,
   General Transportation Systems:

      2.95%, Series A, 9/1/1999 (LOC; State
         Street Bank and Trust Co.)                                                           2,500,000                2,500,413

      Refunding 6%, Series A, 3/1/2000 (LOC; Massachusetts
         Bay Transportation Authority)                                                        1,050,000                1,070,978

Commonwealth of Massachusetts:

  (Consolidated Loan):

      4%, Series A, 1/1/2000                                                                  1,000,000                1,003,429

      Prerefunded 7%, Series D, 10/1/1999
         (Escrowed; U.S. Government Securities and Insured; MBIA)                             1,000,000                1,029,704

   Refunding:

      5.50%, Series A, 7/1/1999                                                                 600,000                  600,000

      VRDN 3.60%, Series A (BPA; Commerzbank)                                                 3,300,000 (a)            3,300,000

Massachusetts Health and Educational Facilities
   Authority, Revenue:

      CP:

         (Boston University) 3%, Series H, 8/25/1999
            (LOC; Landesbank Hessen)                                                          5,000,000                5,000,000

         (Harvard University):

            3.15%, Series L, 8/9/1999 (Guaranteed by;
               Harvard University)                                                            2,500,000                2,500,000

            3.15%, Series L, 9/10/1999 (Guaranteed by;
               Harvard University)                                                            3,000,000                3,000,000

      Revenue:

         (Harvard Pilgrim Health) 4.25%,
            Series A, 7/1/99 (Insured; FSA)                                                   1,000,000                1,000,000




                                                                                             Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health and Educational Facilities
  Authority (continued)

    VRDN:

         (Amherst College) 3.70%, Series F
            (Guaranteed by; Amherst College)                                                 500,000(a)                  500,000

         (Falmouth Assistance For Living) 3.55%,
            Series A (LOC; Bank of Boston)                                                 4,900,000(a)                4,900,000

         (Hallmark Health Systems) 3.55%,
            Series B (Insured; FSA and LOC; Fleet Bank)                                    3,000,000(a)                3,000,000

         (Harvard University) 3.70%, Series I
            (Guaranteed by; Harvard University)                                            4,000,000(a)                4,000,000

         (Newton Wellesley Hospital) 3.15%,
            Series F (Insured; MBIA and LOC; Credit Suisse)                                1,500,000(a)                1,500,000

         (Partners Healthcare Systems) 3.40%, Series P-2
            (Insured; FSA and SBPA; Bayerische Landesbank)                                 3,400,000(a)                3,400,000

         (Wellesley College) 3.35%, Series B (Guaranteed by;
            Wellesley College)                                                             4,015,000(a)                4,015,000

         (Williams College) 3.25%, Series E
            (Guaranteed by; Williams College)                                              2,995,000(a)                2,995,000

Massachusetts Housing Finance Agency, VRDN:

   Housing Revenue 3.75% (Insured; AMBAC and LOC;
      Merrill Lynch and Co.)                                                               1,415,000(a)                1,415,000

   Multi-Family Housing:

      3.40%, Series A (LOC; Federal National
         Management Association)                                                           3,900,000(a)                3,900,000

      (Harbor Point) 3.40%, Series A (Insured; GNMA
         and SBPA; Republic National Bank)                                                 6,400,000(a)                6,400,000

Massachusetts Industrial Finance Agency:

  Industrial Revenue, VRDN, Refunding

      (Quamco Inc.) 3.30%, Series A
         (LOC; Bank of Nova Scotia)                                                        1,840,000(a)                1,840,000

   PCR, VRDN (Holyoke Water Power Co.) 3.30%
      (LOC; Union Bank of Switzerland)                                                     6,000,000(a)                6,000,000

   Prerefunded:

      (Holy Cross College) 7%, 7/1/1999
         (Escrowed in; U.S. Government Securities)                                         2,000,000                   2,020,000

      (Milton Academy) 7.25%, Series A, 9/1/1999

          (Insured MBIA)                                                                   1,800,000                   1,847,702

   Revenue (Springfield College Project) 7.80%, 10/1/99
      (Escrowed in; U.S. Government Securities)                                            1,100,000                   1,145,605

   VRDN:

      (Goddard House) 3.55% (LOC; Fleet Bank)                                              1,765,000(a)                1,765,000

                                                                                                     The Fund



                                                                                             Principal
TAX-EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------------

Massachusetts Industrial Finance Agency (continued):
   VRDN (continued):

      (Gordon College) 3.50% (LOC; State Street
         Bank and Trust Co.)                                                               4,000,000(a)                4,000,000

      (Heritage At Dartmouth) 3.65% (LOC; Bank of Boston)                                  1,500,000(a)                1,500,000

      (Mount IDA College) 3.50%
         (LOC; Credit Local de France)                                                     1,900,000(a)                1,900,000

      Refunding (Showa Womens Institute) 3.50%
         (LOC; Lloyds Bank)                                                                4,520,000(a)                4,520,000

      (Society for the Prevention of Cruelty) 2.95%
         (LOC; Fleet Bank)                                                                 1,000,000(a)                1,000,000

Massachusetts Port Authority, Revenue

   4.50%, Series A, 7/1/1999                                                                 100,000                     100,000

Massachusetts Water Resource Authority:

  CP:

      3.15%, 8/4/1999 (LOC; Morgan Guaranty Trust Co.)                                       500,000                     500,000

      3.05%, 8/11/1999 (LOC; Morgan Guaranty Trust Co.)                                    5,000,000                   5,000,000

      3.10%, 9/3/1999 (LOC; Morgan Guaranty Trust Co.)                                     2,000,000                   2,000,000

   Prerefunded 7.625, Series A, 4/1/2000 (Escrowed in;
      U.S. Government Securities)                                                          1,000,000                   1,051,620

   VRDN:

      3.25% Series A (Insured; AMBAC and LOC:
         (Bank of Nova Scotia, Commerzbank) and Credit Local
         de France)                                                                        2,500,000(a)                2,500,000

      3.30%, Series A (Insured AMBAC and LOC;
         Bank of Nova Scotia)                                                              1,200,000(a)                1,200,000

      3.30%, Series A (LOC; Landesbank Hessen)                                             2,400,000(a)                2,400,000

Needham 5.75%, 6/15/2000                                                                   1,136,000                   1,162,615

North Andover 6%, 8/15/1999 (Insured; MBIA)                                                1,140,000                   1,143,364

Town of Norton, Revenue 4.10%, 10/1/1999 (Insured; FGIC)                                   1,295,000                   1,297,227

Rockport 6.80%, 12/15/1999 (Escrowed in: U.S.
   Government Securities and Insured; AMBAC)                                                 600,000                     627,437

Town of Springfield:

   4.50%, 9/1/1999 (Insured; FSA)                                                            930,000                     932,323

   4.25%, 11/15/1999 (Insured; FSA)                                                        1,810,000                   1,817,625

Town of Webster, Revenue 5.90%, 9/1/99 (Insured; AMBAC)                                      250,000                     251,115

Westfield 4.50%, 10/22/1999                                                                1,232,577                   1,234,447

Town of Weymouth, Revenue 5%, 11/1/99 (Insured; AMBAC)                                     1,137,000                   1,144,491
---------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $121,591,254)                                                          99.1%                 121,591,254

CASH AND RECEIVABLES (NET)                                                                       .9%                   1,159,690

NET ASSETS                                                                                    100.0%                 122,750,944




Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       GNMA          Government National Mortgage

                  Corporation                                                            Association

BAN            Bond Anticipation Notes                                 LOC           Letter of Credit

BPA            Bond Purchase Agreement                                 MBIA          Municipal Bond Investors

CP             Commercial Paper                                                          Assurance Insurance

FGIC           Financial Guaranty Insurance Company                                      Corporation

FSA            Financial Security Assurance                            PCR           Pollution Control Revenue

                                                                       SBPA          Standby Bond Purchase Agreement

                                                                       VRDN          Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch              or          Moody's                     or        Standard & Poor's                       Value (%)
---------------------------------------------------------------------------------------------------------------------------------

F1+/F1                         VMIG1/MIG1, P1                        SP1+/SP1, A1+/A1                             73.7

AAA/AA(b)                      Aaa/Aa(b)                             AAA/AA(b)                                    21.2

Not Rated(c)                   Not Rated(c)                          Not Rated(c)                                  5.1

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST RATE - SUBJECT TO PERIODIC CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER

  TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT JUNE 30, 1999, THE FUND HAD $33,575,605 (27.4% OF NET ASSETS) INVESTED
IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON REVENUES
GENERATED FROM EDUCATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           121,591,254   121,591,254

Cash                                                                    323,642

Interest receivable                                                     885,530

                                                                    122,800,426

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            48,850

Interest payable-Note 3                                                     632

                                                                         49,482
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      122,750,944
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     122,762,029

Accumulated net realized gain (loss) on investments                    (11,085)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      122,750,944
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of shares of Beneficial Interest authorized)      122,759,979

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

Year Ended June 30, 1999


--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,072,979

EXPENSES:

Management fee--Note 2                                                 579,262

Interest expense--Note 3                                                 5,642

TOTAL EXPENSES                                                         584,904

INVESTMENT INCOME--NET                                               3,488,075
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-NOTE 1(B)

Net realized gain (loss) on investments                                    140

Net unrealized appreciation (depreciation) on investments                  (28)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     112

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,488,187

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                         Year Ended June 30,
                                               --------------------------------

                                                         1999           1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              3,488,075      3,714,092

Net realized gain (loss) on investments                   140             --

Net unrealized appreciation (depreciation)
   on investments                                         (28)            28

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                        3,488,187       3,714,120
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                             (3,488,075)     (3,714,092)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold                     272,439,342     288,336,710

Dividends reinvested                                 1,491,979      1,359,573

Cost of shares redeemed                           (262,574,293)  (268,566,912)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS                 11,357,028     21,129,371

TOTAL INCREASE (DECREASE) IN NET ASSETS             11,357,140     21,129,399
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                               111,393,804     90,264,405

END OF PERIOD                                     122,750,944    111,393,804

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                  Year Ended June 30,
                                                       ---------------------------------------------------------------------------

                                                        1999             1998             1997            1996             1995
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning
   of period                                            1.00             1.00             1.00             1.00             1.00

Investment Operations:

Investment income--net                                  .027             .031             .031             .033             .032

Distributions:

Dividends from investment
   income--net                                         (.027)           (.031)           (.031)           (.033)           (.032)

Net asset value, end of period                         1.00             1.00             1.00             1.00             1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       2.76             3.17             3.12             3.31             3.25
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                   .45              .47              .37              .35              .35

Ratio of net investment income
   to average net assets                               2.71             3.15             3.09             3.24             3.19

Decrease reflected in above expense
   ratios due to undertakings by the
   Manager                                                -                -              .09              .02                -
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       122,751          111,394           90,264           52,317           25,485


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  BASIC  Massachusetts  Municipal  Money  Market  Fund  (the "fund") is a separate  non-diversified  series of The Dreyfus/Laurel Tax-Free Municipal Funds
(the  "Trust" ) which is registered under the Investment Company Act of 1940, as amended  (the  "Act"), as an open-end management investment company and operates as  a  series  company  currently  offering  five series including the fund. The fund' s investment objective is to provide a high level of current income exempt from  Federal income taxes and Massachusetts personal income taxes to the extent consistent  with the preservation of capital and the maintenance of liquidity by
investing   in  high  quality,  short-term  municipal  securities.  The  Dreyfus
Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"). Premier Mutual Fund
Services, Inc. is the distributor of the fund's shares.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b)  Securities  transactions and investment income: Securities transactions are recorded  on  a  trade date basis. Interest income, adjusted for amortization of
premiums    and    original    issue    discounts    on



investments, is earned from settlement date and recognized on the accrual basis.
Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings of credits $1,884 during the period ended June 30, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Concentration of risk: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the commonwealth and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly.
Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 1999. If not applied, $2,000 of the carryover expires in fiscal 2000 and $1,000 expires in fiscal 2002.

                                                             The Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

Investment  management  fee: Pursuant to an Investment Management Agreement with the  Manager,  the  Manager  provides  or arranges for one or more third parties and/or  affiliates to provide investment advisory, administrative, custody, fund accounting  and  transfer  agency services to the fund. The Manager also directs the  investments  of  the  fund  in  accordance  with  its investment objective, policies  and  limitations.  For  these  services,  the  fund  is  contractually obligated  to  pay  the Manager a fee, calculated daily and paid monthly, at the annual  rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested  Trustees (including counsel fees) and extraordinary expenses. In addition,  the  Manager  is required to reduce its fee in an amount equal to the fund' s  allocable  portion  of fees and expenses of the non-interested Trustees
(including  counsel) . Each  trustee  receives $40,000 per year, plus $5,000 for each  joint  Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel
Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel
Funds" ) attended, $2,000 for separate committee meetings attended which are not held  in conjunction with a regularly scheduled board meeting and $500 for Board meetings  and  separate  committee  meetings  attended  that  are  conducted  by telephone  and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of  reimbursable  amounts). In the event that there is a joint committee meeting of  the  Dreyfus/Laurels  Funds  and the Dreyfus High Yield Strategies Fund, the
$2,000  fee  will  be allocated between the Dreyfus/Laurel Funds and the Dreyfus
High    Yield    Strategies    Fund.



These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested
Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal funds rate in effect at the time of borrowings.

The  average daily amount of borrowings outstanding during the period ended June
30, 1999 was approximately $101,000 with a related weighted average annualized interest rate of 5.57%.

                                                             The Fund



REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders

The Dreyfus/Laurel Tax-Free Municipal Funds:

We  have audited the accompanying statement of assets and liabilities of Dreyfus
BASIC  Massachusetts  Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free
Municipal Funds, including the statement of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We   conducted  our  audits  in  accordance  with  generally  accepted  auditing standards.  Those standards require that we plan and perform the audit to obtain reasonable  assurance  about  whether  the  financial  statements  and financial highlights  are free of material misstatement. An audit also includes examining, on  a  test  basis,  evidence  supporting  the  amounts  and  disclosures in the financial  statements.  Our procedures included confirmation of securities owned as  of  June  30,  1999,  by  correspondence  with  the custodian. An audit also includes assessing the accounting principles used and significant estimates made
by   management,   as   well  as  evaluating  the  overall  financial  statement
presentation.  We  believe  that  our  audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Massachusetts Municipal Money Market Fund of The Dreyfus/Laurel
Tax-Free Municipal Funds as of June 30, 1999, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

New York, New York

August 11, 1999





IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 1999 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).

                                                             The Fund



NOTES



                                                           For More Information

                         Dreyfus

                         BASIC Massachusetts Municipal

                         Money Market Fund

                         200 Park Avenue

                         New York, NY 10166

                         Manager

                         The Dreyfus Corporation

                         200 Park Avenue

                         New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109



To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to:  The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

            (c) 1999 Dreyfus Service Corporation                       715SA996





-------------------------------------------------------------------------------


Dreyfus
BASIC New York
Municipal Money Market Fund

ANNUAL REPORT
June 30, 1999

(reg.tm)



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus
Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus
Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.




                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover



                                                                      The Fund
                                                                  Dreyfus BASIC
                                                             New York Municipal
                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We  are  pleased  to  present  this  annual  report  for  Dreyfus BASIC New York
Municipal Money Market Fund, covering the 12-month period from July 1, 1998 through June 30, 1999. Inside, you'll find valuable information about how the fund was managed during the period, including a discussion with the fund's portfolio manager, John Flahive.

Yields on tax-exempt money market securities generally fell during the first six months of the reporting period in response to lower short-term interest rates established by the Federal Reserve Board. In contrast, tax-exempt money market yields rose modestly over the first half of the reporting period in response to conflicting market influences. On one hand, expectations that the Federal
Reserve Board would raise short-term interest rates at their June meeting put upward pressure on yields. On June 30, the Federal Reserve raised rates amid stronger-than-expected global and domestic economic growth. Their objective was to forestall a potential resurgence of inflationary pressures. On the other hand, strong economic conditions have reduced many municipalities' need to borrow in the short-term money markets, which put downward pressure on yields.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC New York Municipal Money Market Fund

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999






DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus BASIC New York Municipal Money Market Fund perform during the period?

For the 12-month period ended June 30, 1999, the fund's shares provided a yield of 2.66% , and after taking into account the effects of compounding, the effective yield was 2.69%.(1)

The fund provided a total return of 2.69%,(2) compared to a total return of 2.62% for the Lipper New York Tax-Exempt Money Market Fund category's average for the same period.(3)

We attribute this performance to lower short-term interest rates following the Federal Reserve Board's easing of U.S. monetary policy in the fall of 1998. This move caused money market yields to remain relatively low until investors began to anticipate a modest rate hike at the end of the reporting period.

What is the fund's investment approach?

Our goal is to seek as high a level of federal, New York State and New York City tax-exempt income as is practical while maintaining a stable $1.00 share price.
To achieve this objective, we attempt to add value by selecting the individual tax-exempt money market instruments from New York issuers that we believe are most likely to provide the highest returns with the least risk. We also actively manage the portfolio' s average maturity in anticipation of supply-and-demand changes in New York's short-term municipal marketplace.

Focusing on individual securities rather than economic or market trends, we search for securities that, in our opinion, represent better values than we hold in the portfolio at that time. When we find securities that we believe will help us enhance the fund's yield without sacrificing quality, we buy them and sell less attractive securities.

The  management of the portfolio's average maturity is a more tactical approach.
If   we   expect  the  supply  of  securities  to  increase  temporar  The  Fun




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

ily, we may reduce the portfolio's average maturity to make cash available for the purchase of higher yielding securities. That's because yields tend to rise temporarily if many issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio's average maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average maturity.

What other factors influenced the fund's performance?

Although the fund primarily contains securities from New York issuers, the state' s municipal bond market was influenced by economic events overseas. When the Asian currency and credit crisis spread to Russia and threatened Latin
America last summer and fall, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so by reducing key short-term interest rates, which was intended to help boost economic activity.

At the end of the period, however, the Federal Reserve reversed course and raised short-term interest rates by one-quarter of a percentage point, effectively ending their apparently successful attempt to stimulate global economic growth. Because the New York municipal marketplace had anticipated this rate hike in the weeks prior to the actual announcement, New York tax-exempt money market rates rose during the second quarter of 1999.

What is the fund's current strategy?

We have continued to search for the most attractive values in New York's tax-exempt money markets. During much of the one-year reporting period, this search has led us to Variable Rate Demand Notes (VRDNs), which are issued by investment banks through the securitization of longer term municipal bonds.
VRDNs offered attractive yields compared to other high-quality, short-term municipal securities. Toward the end of the reporting period, when it became apparent that the Federal Reserve was likely to increase short-term rates, we began to reduce our holdings of VRDNs and increase our exposure to longer term municipal notes in order to lock in prevailing yields.




As of June 30, the portfolio's 49-day average maturity was at the long end of the neutral range. On that date, the Federal Reserve increased a key short-term interest rate by one-quarter of a percentage point. They also indicated that they had no current bias toward raising interest rates further over the foreseeable future. Accordingly, our slightly longer average maturity was designed to lock in the higher yields produced by the rate hike, while giving us continued flexibility to change our stance as market forces evolve.

July 15, 1999

(1)  EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED
MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2)  TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. INCOME MAY BE SUBJECT TO
STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT
TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN
INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER
GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR
INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE
FUND.

(3)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund



STATEMENT OF INVESTMENTS

June 30, 1999

                                                                                             Principal
TAX EXEMPT INVESTMENTS--99.8%                                                                Amount ($)                Value ($)
---------------------------------------------------------------------------------------------------------------------------------
Albany Industrial Development Agency, IDR, VRDN
  (Newkirk Products Inc., Project)

   3.55%, Series A (LOC; Fleet Bank)( )                                                       1,600,000 (a)            1,600,000

Babylon Industrial Development Agency, RRR, VRDN
   (Equity Babylon Project)

   3.80% (LOC; Union Bank of Switzerland)( )                                                  4,100,000 (a)            4,100,000

Broome County, BAN 3.50%, 4/5/2000                                                            5,000,000                5,017,007

Broome County Industrial Development Agency, IDR,
   Refunding, VRDN (Bing Realty Co. Project)

   3.60% (LOC; Meridan Bank Corp.)( )                                                         1,600,000 (a)            1,600,000

Chemung County Industrial Development Agency, Civic
   Facility Revenue, VRDN (Arnot Ogden Medical Center)

   3.35% (LOC; Chase Manhattan Bank)( )                                                       2,475,000 (a)            2,475,000

Great Neck North Water Authority, Water System Revenue,
   Refunding, VRDN

   3.35% Series A (Insured; FGIC and SBPA; FGIC)( )                                           8,400,000 (a)            8,400,000

Jefferson County Industrial Development Agency, IDR, VRDN
   (Watertown-Carthage IV)

   3.15% (LOC; First National Bank of Chicago)( )                                               100,000 (a)              100,000

Long Island Power Authority, Electric System Revenue:

  CP:

      3.05%, Sub-Series 3, 7/23/1999 (LOC: Bayerische
         Landesbank and Westdeutsche Landesbank)                                              2,000,000                2,000,000

      3.15%, Sub-Series 4, 7/26/1999 (LOC: Bayerische
         Landesbank and Westdeutsche Landesbank)                                              2,500,000                2,500,000

      2.85%, Sub-Series 6, 8/19/1999 (LOC: Bayerische
         Landesbank and Westdeutsche Landesbank)                                              5,000,000                5,000,000

   VRDN:

      3.45%, Sub-Series 7 (Insured; MBIA and SBPA;
         Credit Suisse)( )                                                                    2,000,000 (a)            2,000,000

      3.85%, Sub-Series 6 (LOC: ABN-Amro Bank and Morgan
         Guaranty Trust Co.)( )                                                                 900,000 (a)              900,000

Metropolitan Transportation Authority, Transport Facility
   Revenue, CP:

      3.15%, Series 1, 8/4/1999 (LOC; ABN-Amro)                                               5,400,000                5,400,000

      3.20%, Series 1, 9/7/1999 (LOC; ABN-Amro)                                               3,000,000                3,000,000

      3.10%, Series 1, 9/10/1999 (LOC; ABN-Amro)                                              2,600,000                2,600,000

      3.10%, Series 1, 9/14/1999 (LOC; ABN-Amro)                                              6,000,000                6,000,000

      3.05%, Series 1, 9/13/1999 (LOC; ABN-Amro)                                              7,000,000                7,000,000

Municipal Assistance Corporation, Refunding

   5.50%, Series J, 7/1/1999 (LOC; Municipal
   Assistance Corp.)                                                                          3,000,000                3,000,000




                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
----------------------------------------------------------------------------------------------------------------------------------

New York City:

  CP:

      3.15%, Series H, 9/13/1999 (LOC; FSA and SBPA;
         State Street Bank and Trust Co.)                                                     3,000,000                3,000,000

      Refunding 3.15%, Series H, 8/5/1999 (Insured; AMBAC
         and SBPA; Krediet Bank)                                                              9,000,000                9,000,000

   VRDN:

      3.25%, Series F-2 (LOC; Toronto-Dominion Bank)( )                                       8,900,000 (a)            8,900,000

      3.35%, Sub-Series A-6 (LOC; Landesbank Hessen)( )                                       2,530,000 (a)            2,530,000

      3.50%, Series J (LOC; Commerzbank)( )                                                  11,700,000 (a)           11,700,000

      4%, Sub-Series B-2 (LOC; Morgan Guaranty Trust Co.)( )                                  1,100,000 (a)            1,100,000

New York City Health and Hospital Corporation, Revenue,
   VRDN (Health Systems):

      3.30%, Series A (LOC; Morgan Guaranty Trust Co.)( )                                    14,400,000 (a)           14,400,000

      3.30%, Series D (LOC; Bank of Nova Scotia)( )                                          11,800,000 (a)           11,800,000

      3.35%, Series B (LOC; Canadian Imperial Bank of
         Commerce)( )                                                                         4,800,000 (a)            4,800,000

New York City Housing Development Corporation, VRDN:

  MFMR

      (West 89th Street) 3.40%, Series A (LOC; Midland Bank)( )                              12,500,000 (a)           12,500,000

   Multi-Family Rental Housing Revenue:

      (Carnegie Park) 3.20%, Series A (LOC; FNMA)( )                                          9,700,000 (a)            9,700,000

      (Columbus Green) 3.20%, Series A (LOC; FNMA)( )                                         2,075,000 (a)            2,075,000

      (Monterey) 3.20%, Series A (LOC; FNMA)( )                                              13,000,000 (a)           13,000,000

New York City Municipal Water Finance Authority:

  CP:

      3.15%, Series 5, 8/5/1999 (Insured; MBIA and SBPA;
         Banco Santander)                                                                     2,000,000                2,000,000

      3.15%, Series 1, 8/9/1999 (LOC: Bank of Nova Scotia,
         Commerez Bank and Toronto-Dominion Bank)                                             3,000,000                3,000,000

      3.10%, Series 3, 8/10/1999 (LOC: Bank of Nova Scotia,
         Commerez Bank and Toronto-Dominion Bank)                                            10,600,000               10,600,000

      3.25%, Series 5-A, 8/19/1999 (LOC: Bayerische
         Landesbank, Landesbank Hessen and

         Westdeutsch Landesbank)                                                              7,000,000                7,000,000

      3.35%, Series 1, 9/10/1999 (LOC: Bank of Nova Scotia,
         Commerez Bank and Toronto-Dominion Bank)                                             1,300,000                1,300,000

   Water and Sewer Systems Revenue, VRDN

      3.70%, Series C (Insured; FGIC and LOC;
      General Electric Credit Corp.)( )                                                       2,300,000 (a)            2,300,000

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

New York State Dormitory Authority, Revenue:

  Prerefunded:

    (State University Educational Facilities)

         7.70%, Series A, 5/15/2000 (Escrowed in;
         U.S. Government Securities)                                                         10,000,000               10,581,914

   Prerefunded (continued):

      (United Health Services Inc.)

         7.35%, 2/1/2000 (SBPA; Federal Housing Authority)                                    6,705,000                7,004,203

   VRDN:

      (Metropolitan Museum of Art):

         3.25%, Series A (Guaranty; Metropolitan
            Museum of Art)( )                                                                 3,100,000  (a)           3,100,000

         3.25%, Series B (Guaranty; Metropolitan
            Museum of Art)( )                                                                 1,760,000  (a)           1,760,000

      Refunding (Wagner College)

         3.40% (LOC; Morgan Guaranty Trust Co.)                                               7,100,000  (a)           7,100,000

New York State Energy Research and Development Authority:

  PCR

    (New York State Electric and Gas):

         3.20%, Series B, 10/15/1999 (LOC; Union Bank
            of Switzerland)                                                                   3,250,000                3,250,000

         3%, Series D, 12/1/1999 (LOC; Union Bank
            of Switzerland)                                                                   7,000,000                7,000,000

   VRDN:

      Gas Facilities Revenue (Brooklyn Union Gas Project):

         3.15%, Series A-2 (Insured; MBIA and SBPA;
            United Bank of Switzerland)( )                                                    4,700,000  (a)           4,700,000

         3.35%, Series A-1 (Insured; MBIA and SBPA;
            United Bank of Switzerland)( )                                                    4,900,000  (a)           4,900,000

      PCR, Refunding (New York State Electric and Gas)

         3.80%, Series C (LOC; Morgan Guaranty Trust Co.)( )                                  3,900,000  (a)           3,900,000

New York State Environmental Facilities Corporation, SWDR,
   CP (General Electric Co. Project)

   3.15%, Series A, 7/27/1999 (LOC: Bayerische Landesbank,
   Landesbank Hessen and Morgan Guaranty Trust Co.)                                           7,600,000                7,600,000

New York State Environmental Quality:

   3%, Series G, 12/8/1999 (LOC; Westdeutsche Landesbank)                                     5,000,000  (a)           5,000,000

   CP:

      3.10%, Series A, 8/9/1999 (LOC: Bayerische Landesbank
         and Landesbank Hessen and Morgan Guaranty Trust Co.)                                 1,500,000                1,500,000

      2.80%, Series A, 8/12/1999 (LOC: Bayerische Landesbank
         and Landesbank Hessen and Morgan Guaranty Trust Co.)                                 2,000,000                2,000,000

New York State Housing Finance Agency, VRDN:

   HR (East 84th Street) 3.30%, Series A
   (LOC; Hypovereins Bank)( )                                                                 4,600,000  (a)           4,600,000




                                                                                             Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                           Amount ($)                Value ($)
----------------------------------------------------------------------------------------------------------------------------------

New York State Housing Finance Agency, VRDN (continued):

   Revenue (250 West 50th Street) 3.75%, Series A
      (LOC; Fleet Bank)( )                                                                    5,000,000 (a)            5,000,000

New York State Housing Finance Agency, VRDN (continued):

   Service Contract Obligation 3.35%, Series A
      (LOC; Commerzbank)( )                                                                   6,000,000 (a)            6,000,000

New York State Local Governmental Assistance Corporation,
   VRDN 3.25%, Series D (LOC; Societe Generale)( )                                           10,000,000 (a)           10,000,000

New York State Medical Care Facilities Finance Agency,
   Revenue:

      Prerefunded (Mental Health Improvement Services)

         7.29%, Series C, 8/15/1999 (Insured; MBIA)                                           1,100,000                1,127,676

      VRDN (Pooled Equipment Loan Program II)

         3.15%, Series A (LOC; Chase Manhattan Bank)( )                                       2,600,000 (a)            2,600,000

New York State Thruway Authority, Highway and Bridge
   Trust Fund

   5%, Series B, 4/1/2000 (Insured; AMBAC)                                                    5,000,000                5,069,702

Onondaga County Industrial Development Agency, IDR, VRDN

  (First Republic Corp. American)

   3.30% (LOC; Chase Manhattan Bank)( )                                                         300,000 (a)              300,000

Rensselaer County Industrial Development Agency,
   Civic Facility, Revenue, VRDN

   (Polytech Institute Project) 3.40%, Series A
   (LOC; Rennselaer Polytech Institute)( )                                                    4,300,000 (a)            4,300,000

Rochester, BAN 3.10%, Series II, 10/28/1999                                                   3,000,000                3,001,893

Saint Lawrence Industrial Development Agency, Environment
    Improvement Revenue, VRDN

   (Reynolds Metals Co. Project) 3.20% (LOC; Royal Bank
   of Canada)( )                                                                              1,200,000 (a)            1,200,000

Schenectady Industrial Development Agency, VRDN
   (Union College Project)

   3.40%, Series A( )                                                                         3,846,000 (a)            3,846,000

Yonkers Industrial Development Agency, Civil Facility Revenue,
   VRDN (Consumers Union Facility)

   3.40% (Insured; AMBAC and SBPA; Credit Locale
   de France)( )                                                                              3,500,000 (a)            3,500,000
----------------------------------------------------------------------------------------------------------------------------------

Total Investments (cost $313,338,395)                                                             99.8%              313,338,395

Cash and Receivables (Net)                                                                          .2%                  756,444

Net Assets                                                                                       100.0%              314,094,839

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       MBIA          Municipal Bond Investors

                  Corporation                                                            Assurance Insurance

BAN            Bond Anticipation Notes                                                   Corporation

CP             Commercial Paper                                        MFMR          Multi-Family Mortgage Revenue

FGIC           Financial Guaranty Insurance Company                    PCR           Pollution Control Revenue

FNMA           Federal National Mortgage Association                   RRR           Resources Recovery Revenue

FSA            Financial Security Assurance                            SBPA          Standby Bond Purchase Agreement

HR             Hospital Revenue                                        SWDR          Solid Waste Disposal Revenue

IDR            Industrial Development Revenue                          VRDN          Variable Rate Demand Notes

LOC            Letter of Credit

Summary of Combined Ratings (Unaudited)

Fitch                  or              Moody's              or        Standard & Poor's                      Value (%)
----------------------------------------------------------------------------------------------------------------------------------

F1+/F1                                 VMIG1/MIG1, P1                 SP1+/SP1, A1+/A1                            90.4

AAA/AA(b)                              Aaa/Aa(b)                      AAA/AA(b)                                    8.6

Not Rated(c)                           Not Rated(c)                   Not Rated(c)                                 1.0

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE - SUBJECT TO PERIODIC CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER

  TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999

                                                             Cost        Value
------------------------------------------------------------------------------

Assets ($):

Investments in securities--See Statement of
Investments                                           313,338,395   313,338,395

Interest receivable                                                   1,510,905

                                                                    314,849,300
-------------------------------------------------------------------------------

Liabilities ($):

Due to The Dreyfus Corporation and affiliates                           116,552

Cash overdraft due to Custodian                                         637,391

Interest payable-Note 3                                                     518

                                                                        754,461
-------------------------------------------------------------------------------

Net Assets ($)                                                      314,094,839
-------------------------------------------------------------------------------

Composition of Net Assets ($):

Paid-in capital                                                     314,094,849

Accumulated net realized gain (loss) on investments                        (10)
-------------------------------------------------------------------------------

Net Assets ($)                                                      314,094,839
-------------------------------------------------------------------------------

Shares Outstanding

(unlimited number of shares of Beneficial Interest authorized)      314,094,830

Net Asset Value, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended June 30, 1999


--------------------------------------------------------------------------------

Investment Income ($):

Interest Income                                                     10,540,436

Expenses:

Management fee--Note 2                                               1,526,997

Interest expense--Note 3                                                 8,216

Total Expenses                                                       1,535,213

Investment Income--Net, representing net increase in net assets
  resulting from operations                                          9,005,223

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS


                                                         Year Ended June 30,
                                                        --------------------

                                                         1999          1998
-------------------------------------------------------------------------------

Operations ($):

Investment income--net                              9,005,223      9,857,281
-------------------------------------------------------------------------------

Dividends to Shareholders from ($):

Investment income--net                            (9,005,223)    (9,857,281)

Net realized gain on investments                           --        (1,034)

Total Dividends                                   (9,005,223)    (9,858,315)
-------------------------------------------------------------------------------
Beneficial Interest Transactions ($1.00 per share):

Net proceeds from shares sold                     281,151,852    376,447,696

Dividends reinvested                                8,316,374      9,002,552

Cost of shares redeemed                          (309,861,859)  (323,504,736)

Increase (Decrease) in Net Assets from

   Beneficial Interest Transactions               (20,393,633)    61,945,512

Total Increase (Decrease) in Net Assets           (20,393,633)    61,944,478
--------------------------------------------------------------------------------

Net Assets ($):

Beginning of Period                               334,488,472    272,543,994

End of Period                                     314,094,839    334,488,472

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                       Year Ended June 30,
                                                        -------------------------------------------------------------------------

                                                        1999             1998             1997             1996             1995
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning
   of period                                            1.00             1.00             1.00             1.00             1.00

Investment Operations:

Investment income--net                                   .027             .031             .031             .031             .029

Distributions:

Dividends from investment
   income--net                                          (.027)           (.031)           (.031)           (.031)           (.029)

Net asset value, end of period                          1.00             1.00             1.00             1.00             1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        2.69             3.14             3.11             3.14             2.95
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                    .45              .45              .41              .43              .60

Ratio of net investment income
   to average net assets                                2.65             3.09             3.08             3.43             2.97

Decrease reflected in above expense
   ratios due to undertakings by the
   Manager                                                 -                -              .04              .09                -
----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       314,095          334,488          272,544          156,491           21,739

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC New York Municipal Money Market Fund (the "fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the " Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund' s investment objective is to provide a high level of current income exempt from Federal income taxes and New York State and New York City personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

                                                             The Fund

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) CONCENTRATION OF RISK: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel) . Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of
such    compensation   (with   the   exception   of   reimbursable    The   Fun
amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager
to    the    non-interested    Trustees.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 1999 was approximately $147,300 with a related weighted average annualized interest rate of 5.58%.

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders

The Dreyfus/Laurel Tax-Free Municipal Funds:

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC New York Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds, including the statement of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New York Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1999, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

New York, New York

August 11, 1999

                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 1999 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York personal income taxes).

                                                           For More Information

                        Dreyfus

                        BASIC New York

                        Municipal Money

                        Market Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent & Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

              (c) 1999, Dreyfus Service Corporation                    316AR996

Dreyfus Premier

Limited Term

Municipal Fund

ANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            23   Financial Highlights

                            27   Notes to Financial Statements

                            34   Report of Independent Auditors

                            35   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus Premier Limited Term Municipal Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Limited Term Municipal Fund, covering the 12-month period from July 1, 1998 through June 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the period, including a discussion with the fund's portfolio manager, John Flahive.

Despite higher interest rates, total returns have generally been positive for municipal bond investors. The U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending. These conditions have helped support the credit quality of many states and municipalities.

Tax-exempt fixed-income securities generally outperformed U.S. Treasury securities in this economic climate. While prices of U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices. As a result, the differences in valuations between taxable and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Limited Term Municipal Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999





<PAGE 2>

DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Premier Limited Term Municipal Fund perform during the period?

The fund' s Class A shares produced a total return of 1.78% over the 12-month period ended June 30, 1999,(1) compared to a total return of 1.93% for the Lipper Intermediate Municipal Debt Fund category's average.(2) The fund produced a total return of 1.25% for Class B shares, 1.35% for Class C shares, and 2.02% for Class R shares over the same period.(1)

We attribute the fund's performance to our conservative investment approach in a mixed environment for municipal bonds. While declining interest rates helped support limited-term municipal bonds' share prices during the second half of 1998, their prices did not appreciate as much as longer term bonds. During the first six months of 1999, however, limited-term municipal bonds helped cushion the effects of sharply higher interest rates, which adversely affected bond prices.

What is the fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt current income as is consistent with the prudent risk of capital. To achieve this objective, we attempt to add value by selecting the individual limited-term, tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We also actively manage the portfolio's average weighted maturity -- a measure of sensitivity to changes in interest rates -- in anticipation of interest rate and supply-and-demand changes in the limited-term municipal marketplace.

Focusing on individual securities rather than economic or market trends, we search for securities that, in our opinion, represent better values than we hold in the portfolio at that time. When we find securities that we believe will help us enhance the fund's yield without sacrificing quality, we buy them and sell less attractive securities.

                                                             The Fund



<PAGE 3>

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The management of the portfolio's average weighted maturity is a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the portfolio's average weighted maturity to make cash available for the purchase of higher yielding securities. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio's average weighted maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average weighted maturity.

What other factors influenced the fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that
were   roughly   equivalent   to   yields   on   comparable  tax-exempt  bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so last fall by reducing key short-term interest rates. Because lower short-term interest rates were expected to stimulate economic growth and potentially reignite inflationary pressures, yields on longer term bonds rose. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for municipal bonds.

During the second half of 1998, municipal bond issuers came to the market in droves to take advantage of lower interest rates. As a result, the second half of 1998 ranked as the second-highest six-month period of issuance in recent history. In contrast, issuance during the first half of 1999 was relatively low: about 25% fewer tax-exempt bonds were issued than in the same period one year ago. Yet, demand from investors seeking to minimize their income tax liabilities remained high. This balance between supply and demand helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply.


<PAGE 4>


What is the fund's current strategy?

We have continued to search for the most attractive values in the tax-exempt marketplace. This search has led us to bonds with high credit ratings. Consequently, the portfolio's credit quality averaged in the double-A range on
June    30,    1999.

In addition, we found attractive values in longer maturity bonds selling at a premium to face value. We balanced these longer positions with investments in securities with maturities of one year or less, producing an average weighted maturity of 8 to 9 years, which is toward the long end of the neutral range. This strategy was designed to capture higher yields as they became available, while giving us continued flexibility to change our stance as market forces evolve.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

<PAGE 5>


FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term Municipal Fund Class A shares with the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-year Municipal Bond Index

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE FUND'S CLASS A SHARES ON 6/30/89 TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX"), AS WELL AS TO AN INVESTMENT IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 7-YEAR INDEX") WHICH ARE DESCRIBED BELOW. THE LEHMAN 7-YEAR INDEX BEGAN IN JANUARY OF 1990. THIS INVESTMENT ASSUMES A BEGINNING VALUE OF $10,303 WHICH IS EQUAL TO THE VALUE OF THE $10,000 INVESTMENT IN THE FUND AT THE STARTING POINT OF THIS INDEX, WITHOUT TAKING INTO ACCOUNT THE FUND'S MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN INVESTMENT-GRADE MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES AND EXPECTS TO MAINTAIN AN AVERAGE MATURITY OF LESS THAN 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE LEHMAN 10-YEAR INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, 10-YEAR TAX EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THE LEHMAN 7-YEAR INDEX CONSISTS OF BONDS WITH SIMILAR CHARACTERISTICS WITH MATURITIES OF 6-8 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDICES POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

$20,604

Lehman Brothers 10-Year Municipal Bond Index((+))

$19,365

Lehman Brothers 7-Year Municipal Bond Index((+))

$17,903

Dreyfus Premier Limited Term Municipal Fund

(Class A Shares)




<PAGE 6>

Average Annual Total Returns AS OF 6/30/99

                                             Inception                                                                From
                                               Date              1 Year            5 Years           10 Years       Inception
---------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH SALES CHARGE (3.0%)                     (10/1/85)           --1.27%            4.71%              6.00%           --
WITHOUT SALES CHARGE                         (10/1/85)            1.78%             5.35%              6.32%           --

CLASS B SHARES
WITH REDEMPTION((+))                        (12/28/94)           --1.68%             --                 --            5.31%
WITHOUT REDEMPTION                          (12/28/94)            1.25%              --                 --            5.50%

CLASS C SHARES
WITH REDEMPTION((+)(+))                     (12/28/94)            0.61%              --                 --            5.59%
WITHOUT REDEMPTION                          (12/28/94)            1.35%              --                 --            5.59%

CLASS R SHARES
                                             (2/1/93)             2.02%             5.59%               --            5.37%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 3% AND IS REDUCED TO 0% AFTER FIVE YEARS.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
 .75% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



<PAGE 7>

STATEMENT OF INVESTMENTS

June 30, 1999

                                                                                            Principal
LONG-TERM MUNICIPAL INVESTMENTS--95.3%                                                      Amount ($)                 Value ($)
--------------------------------------------------------------------------------
ALASKA--1.2%

Anchorage Port and Term Facilities, Revenue

   6%, 2/1/2003 (Insured; MBIA)                                                               1,110,000                1,167,598

ARIZONA--2.6%

Maricopa County Unified School District Number 69

  (Paradise Valley)

   6.35%, 7/1/2010 (Insured; MBIA)                                                              550,000                  609,549

Mesa, 5.90%, 7/1/2000 (Insured; AMBAC)                                                          500,000                  511,945

Phoenix, 6.25%, 7/1/2016                                                                      1,250,000                1,397,713

ARKANSAS--.6%

North Little Rock, Electric Revenue, 6%, 7/1/2001

   (Insured; MBIA)                                                                              500,000                  518,330

CALIFORNIA--17.4%

State of California:

   6.80%, 10/1/2005                                                                             700,000                  790,454

   6.60%, 10/1/2005                                                                             510,000                  580,059

California Educational Facilities Authority, College and

  University Revenue,

   (Los Angeles College Chiropractic) 5.75%, 11/1/2006                                          780,000                  813,306

California Housing Finance Agency, Home Mortgage Revenue

   5.65%, 8/1/2006 (Insured; MBIA)                                                              655,000                  683,722

   5.65%, 8/1/2017 (Insured; MBIA)                                                              400,000                  403,960

California Public Works Board, LR

   (California State University) 5.50%, 10/1/2007                                               500,000                  530,045

California Rural Home Mortgage Finance Authority, SFMR

   5.75%, 8/1/2009 (Guaranteed; FNMA)                                                            25,000                   25,798

California Statewide Communities Development Authority,

  Multi-Family Revenue

   (Archstone/Leclub) 5.30%, 6/1/2020                                                         1,000,000                1,002,070

Franklin-McKinley School District, 5.20%, 7/1/2004

   (Insured; MBIA)                                                                              375,000                  391,163

Kern High School District, 6.40%, 2/1/2012 (Insured; MBIA)                                      750,000                  847,545

Metropolitan Water District of Southern California,

  Waterworks Revenue:

      6.375%, 7/1/2002                                                                          835,000                  887,897

      5%, 7/1/2026                                                                            1,000,000                  940,120

Modesto, Wastewater Treatment Facilities Revenue

   6%, 11/1/2009 (Insured; MBIA)                                                                500,000                  549,475

Redding JT Powers Financing Authority, Electrical Systems

  Revenue

   5.25%, 6/1/2015 (Insured; MBIA)                                                              670,000                  671,628


<PAGE 8>


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)               Value ($)
--------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Riverside County Transportation Commission, Sales Tax Revenue :

   6.50%, 6/1/2001 (Insured; AMBAC)                                                             520,000                  544,830

   6%, 6/1/2009 (Insured; FGIC)                                                                 500,000                  547,925

Sacramento Municipal Utilities District, Electrical Revenue

   6.30%, 9/1/2001 (Insured; MBIA)                                                              500,000                  524,835

San Diego County Regional Transportation Commission,

  Sales Tax Revenue

   6%, 4/1/2004 (Insured; FGIC)                                                                 750,000                  805,725

San Francisco City and County Airport Commission, International

  Airport Revenue

   5.625%, 5/1/2006 (Insured; FGIC)                                                             500,000                  531,090

San Francisco City and County Public Utilities Commission,

  Water Revenue, Refunding:

      6%, 11/1/2003                                                                             750,000                  805,575

      6.375%, 11/1/2006                                                                         500,000                  540,730

San Jose Redevelopment Agency, Tax Allocation

  (Merged Area Redevelopment Project) 6%, 8/1/2009

   (Insured; MBIA)                                                                              625,000                  684,644

Santa Margarita-Dana Point Authority, Revenue

   7.25%, 8/1/2007 (Insured; MBIA)                                                              500,000                  586,945

Santa Rosa, Wastewater Revenue

   6.20%, 9/1/2003 (Prerefunded 9/1/2002) (Insured; FGIC)                                       350,000  (a)             376,502

Simi Valley Unified School District,

   6.25%, 8/1/2004 (Insured; FGIC)                                                              700,000                  762,902

Southern California Public Power Authority, Power Project

  Revenue

   (Hydroelectric-Hoover Uprating Project) 6.30%, 10/1/2002                                     420,000                  447,728

Westside Unified School District, 6%, 8/1/2014

   (Insured; AMBAC)                                                                             385,000                  425,856

COLORADO--3.0%

Adams County School District Number 12, 6%, 12/15/2006

   (Insured; FGIC)                                                                            1,235,000                1,333,788

Denver City and County

   5.90%, 8/1/2003 (Prerefunded 8/1/2000)                                                     1,000,000  (a)           1,035,190

Larimer County School District No. R1 Poudre

   5.50%, 12/15/2013                                                                            500,000                  511,645

CONNECTICUT--.6%

Stamford 6.60%, 1/15/2007                                                                       500,000                  562,125

                                                                                                     The Fund

<PAGE 9>


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                           Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                 Value ($)
--------------------------------------------------------------------------------

FLORIDA--4.1%

Dade County:

   Sales Tax Revenue, 6%, 10/1/2002 (Insured; AMBAC)                                          1,000,000                1,053,960

   Water and Sewer System Revenue 6.25%, 10/1/2008

      (Insured; FGIC)                                                                           535,000                  589,629

Florida Board of Education, Capital Outlay

   5.25%, 1/1/2014                                                                            1,155,000                1,159,712

Miami Health Facilities Authority, Health Facilities Revenue

  (Mercy Hospital Project)

  6.75%, 8/1/2020 (Insured; AMBAC)

   (Prerefunded 8/1/2001)                                                                     1,000,000  (a)           1,071,950

GEORGIA--1.0%

Georgia Municipal Electric Authority, Power Revenue,

   6%, 1/1/2006                                                                                 900,000                  953,280

HAWAII--1.0%

Hawaii, 4.75%, 11/1/2013 (Insured; MBIA)                                                      1,000,000                  958,260

ILLINOIS--6.1%

Chicago Metropolitan Water Reclamation District

  (Chicago Capital Improvement)

   7.25%, 12/1/2012                                                                           1,000,000                1,203,020

Illinois 5.60%, 6/1/2004                                                                        750,000                  783,825

Illinois Development Finance Authority, PCR

   (Central Illinois Public Service Company) 5.70%, 8/15/2026                                   750,000                  759,795

McHenry County Community Unit School District No. 012:

   5.50%, 12/1/2012                                                                           1,065,000                1,083,350

   5.50%, 12/1/2013                                                                           1,215,000                1,232,326

Regional Transportation Authority,

   7.75%, 6/1/2012 (Insured; FGIC)                                                              390,000                  482,192

Sangamon County School District Number 186 (Springfield)

   7.70%, 6/1/2001 (Insured; MBIA)                                                              300,000                  319,233

INDIANA--.6%

Indianapolis Airport Authority, Special Facilities Revenue

   (Federal Express Corp. Project) 7.10%, 1/15/2017                                             500,000                  550,065

IOWA--1.1%

Iowa Student Loan Liquidity Corp., Student Loan Revenue

   5.65%, 12/1/2005                                                                           1,000,000                1,029,330

KENTUCKY--1.2%

Kentucky Turnpike Authority, Economic Development Road

  Revenue

   (Revitalization Projects) 6.50%, 7/1/2007 (Insured; AMBAC)                                 1,000,000                1,112,220


<PAGE 10>


                                                                                             Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
--------------------------------------------------------------------------------

MARYLAND--1.5%

Maryland, State and Local Facilities Loan 5.25%, 6/15/2006                                    1,400,000                1,459,136

MASSACHUSETTS--3.0%

Massachusetts, Special Obligation Revenue 7%, 6/1/2002                                        1,000,000                1,072,580

Worcester:

  (Municipal Purpose Loan) 5.75%, 10/1/2014

      (Insured; MBIA)                                                                         1,000,000                1,040,860

   6.25%, 7/1/2009 (Insured; MBIA)                                                              720,000                  792,252

MICHIGAN--3.7%

Berkley City School District (Qualified School Board Loan Fund)

   7%, 1/1/2009 (Insured; FGIC)                                                               1,030,000                1,185,582

Flowerville Community School District

   6.50%, 5/1/2006 (Insured; MBIA)                                                              555,000                  611,255

Lanse Creuse Public Schools, 5%, 5/1/2004 (Insured; AMBAC)                                    1,140,000                1,167,189

Saint John's Public Schools (Qualified School Board Loan Fund)

   6.50%, 5/1/2006 (Insured; FGIC)                                                              525,000                  578,534

MISSISSIPPI--.5%

Mississippi Higher Education Assistance Corporation,

  Student Loan Revenue

   6.05%, 9/1/2007                                                                              485,000                  497,363

NEBRASKA--1.1%

Omaha, 4.70%, 5/1/2003                                                                        1,000,000                1,015,540

NEW JERSEY--2.1%

Ocean County Utilities Authority, Wastewater Revenue

   5%, 1/1/2004                                                                               1,000,000                1,023,240

New Jersey Transportation Corporation, Capital Grant

  Anticipation Notes

   5.50%, 9/1/2003 (Insured; FSA)                                                             1,000,000                1,034,950

NEW YORK--16.9%

Amherst, Public Improvement 6.20%, 4/1/2002 (Insured; FGIC)                                     150,000                  157,667

Erie County Water Authority, Water Revenue

   7%, 12/1/2000 (Insured; AMBAC)                                                               200,000                  209,138

Greece Central School District 6%, 6/15/2010                                                    225,000                  244,296

Metropolitan Transportation Authority:

  Commuter Facilities Revenue (Grand Central Terminal)

      5.70%, 7/1/2024 (Insured; FSA)                                                            200,000                  203,868

   Transportation Facilities Revenue 6.30%, 7/1/2007

      (Insured; MBIA)                                                                           250,000                  273,720

Monroe County, Public Improvement 7%, 6/1/2003

   (Insured; FGIC)                                                                              200,000                  218,486

                                                                                                     The Fund

<PAGE 11>


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                     Amount ($)              Value ($)
--------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Municipal Assistance Corporation for the City of New York:

   7.10%, 7/1/2000 (Prerefunded 7/1/1999)                                                       100,000  (a)             102,010

   6%, 7/1/2005 (Insured; AMBAC)                                                                100,000                  107,136

Nassau County:

   7%, 7/1/2002 (Insured; AMBAC) (Prerefunded 7/1/2000)                                         100,000  (a)             104,481

   6.30%, 11/1/2003 (Insured; FGIC)                                                             200,000                  214,536

New York City:

   5%, 8/1/2006 (Insured; FGIC)                                                               1,000,000                1,014,550

   5.12%, 8/1/2010                                                                            2,000,000                1,986,560

   5.75%, 8/1/2012                                                                              545,000                  565,454

   7%, 8/1/2006                                                                                 300,000                  337,032

   6.20%, 8/1/2007 (Prerefunded 8/1/2004)                                                        55,000  (a)              59,798

   6.20%, 8/1/2007                                                                              945,000                1,006,397

New York City Municipal Water Finance Authority,

  Water and Sewer Systems Revenue 5.50%, 6/15/2027

   (Insured; MBIA)                                                                              250,000                  251,133

New York State, 6.25%, 8/15/2004                                                              1,000,000                1,077,110

New York State Dormitory Authority, Revenue:

  (Consolidated City University) 5.75%, 7/1/2018

      (Insured; FSA)                                                                            200,000                  212,056

   (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)                                       130,000                  137,866

   (Mental Health Services Facilities) 6%, 8/15/2005                                          1,000,000                1,062,150

   (Vassar College) 6%, 7/1/2005                                                                250,000                  270,013

   (Rochester Institute of Technology) 5.50%, 7/1/2006

      (Insured; MBIA)                                                                           200,000                  209,758

New York State Environmental Facilities Corporation, PCR

   (State Water Revolving Fund) 7.50%, 6/15/2012                                                500,000                  526,340

New York State Local Government Assistance Corporation

   6.375%, 4/1/2000                                                                             200,000                  204,418

New York State Power Authority, General Purpose Revenue

   7%, 1/1/2018 (Prerefunded 1/1/2010)                                                          300,000  (a)             352,188

New York State Thruway Authority

  (Highway and Bridge Trust Fund)

   5.50%, 4/1/2007 (Insured; FGIC)                                                            1,000,000                1,044,460

New York State Urban Development Corporation, Revenue:

   (Corporation Purpose) 5.50%, 7/1/2005                                                        200,000                  209,508

   (Higher Education Technology Grants) 5.75%, 4/1/2015

      (Insured; MBIA)                                                                           500,000                  516,515

Orange County:

   5.10%, 11/15/2002                                                                            130,000                  133,743

   5.50%, 11/15/2007                                                                            250,000                  262,905

Oyster Bay 7.125%, 4/15/2000 (Insured; FGIC)                                                    180,000                  185,281


<PAGE 12>


                                                                                                Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                     Amount ($)              Value ($)
--------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Port Washington Union Free School District 6%, 8/1/2001                                         125,000                  129,760

Putman County, Public Improvement, 5.25%, 4/15/2011                                             150,000                  152,831

St. Lawrence County Industrial Development Agency,

  Civic Facility Revenue

  (Lawrence University Project) 5.50%,

   7/1/2013 (Insured; MBIA)                                                                     250,000                  255,068

Suffolk County, Public Improvement

   7%, 4/1/2002 (Insured; MBIA) (Prerefunded 4/1/2000)                                          150,000  (a)             157,004

Town of Hempstead 6.30%, 1/1/2002 (Insured; AMBAC)                                              150,000                  157,094

Triborough Bridge and Tunnel Authority:

  General Purpose Revenue:

      5.75%, 1/1/2005                                                                           250,000                  264,148

      5.90%, 1/1/2007                                                                           100,000                  106,998

   Special Oligation 5.25%, 1/1/2013                                                          1,000,000                1,002,800

Westchester County 6.625%, 11/1/2004                                                            250,000                  276,180

Western Nassau County Water Authority,

   Water Systems Revenue 5.50%, 5/1/2004 (Insured; AMBAC)                                       250,000                  261,458

NORTH CAROLINA--1.1%

Dare County, Utility System Revenue

   5.25%, 6/1/2014 (Insured; MBIA)                                                            1,085,000                1,090,772

OHIO--4.2%

Clermont County, Hospital Facilities Revenue,

   (Mercy Health System) 5.25%, 9/1/2003 (Insured; AMBAC)                                       685,000                  703,632

Hamilton County, Sales Tax (Hamilton County Football Project)

   5.50%, 12/1/2013 (Insured; MBIA)                                                           1,500,000                1,537,380

Ohio Building Authority

  (State Facilities Adult Correction Building)

   5%, 4/1/2001                                                                               1,795,000                1,822,087

OREGON--.3%

Tri County Metropolitan Transportation District

  (Light Rail Extension)

   5.60%, 7/1/2003 (Prerefunded 7/1/2022)                                                       250,000  (a)             262,093

PENNSYLVANIA--2.2%

Pennsylvania Intergovernmental Coop Authority,

  Special Tax Revenue

  (City of Philadelphia Funding Program) 6.80%, 6/15/2022

   (Prerefunded 6/15/2002)                                                                    1,000,000  (a)           1,071,170

Somerset County General Authority, Commonwealth LR

  6.70%, 10/15/2003 (Insured; FGIC)

   (Prerefunded 10/15/2001)                                                                   1,000,000  (a)           1,058,150

                                                                                                     The Fund

<PAGE 13>


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
--------------------------------------------------------------------------------

TEXAS--7.7%

Arlington Independent School District, 5%, 2/15/2021                                          1,000,000                  940,160

Austin, Utility System Revenue

   8%, 11/15/2016 (Prerefunded 5/15/2001)                                                       200,000  (a)             214,150

Fort Bend Independent School District (Permanent School

  Fund Guaranteed)

   6.60%, 2/15/2004                                                                             875,000                  948,885

Houston (Public Improvement) 5%, 3/1/2001                                                     1,550,000                1,573,157

Lewisville Independent School District (Building Bonds):

  (Permanent School Fund Guaranteed):

      7.50%, 8/15/2006                                                                          650,000                  752,674

      7.50%, 8/15/2007                                                                          600,000                  701,508

Socorro Independent School District (Permanent School

   Fund Guaranteed) 6%, 8/15/2014                                                             2,085,000                2,214,937

UTAH--1.6%

Intermountain Power Agency, Power Supply Revenue

   6.25%, 7/1/2009 (Insured; FSA)                                                               500,000                  548,105

   5.25%, 7/1/2014                                                                            1,000,000                  999,480

VIRGINIA--1.7%

Richmond Metropolitan Authority, Expressway Revenue

   5.25%, 7/15/2011 (Insuered; FGIC)                                                            525,000                  532,718

Virginia Transportation Board, Transportation Contract

  Revenue

   (Route 28 Project) 6%, 4/1/2005                                                            1,000,000                1,057,380

WASHINGTON--1.7%

Washington Public Power Supply System, Revenue

  (Nuclear Project No. 1):

      6%, 7/1/2006 (Insured; MBIA)                                                              500,000                  535,175

      7%, 7/1/2008                                                                            1,000,000                1,133,099

WISCONSIN--1.8%

Kenosha, Waterworks Revenue, 5%, 12/1/2012

   (Insured; FGIC)                                                                              750,000                  735,959

Wisconsin, 5.40%, 11/1/2023                                                                     500,000                  497,614

Wisconsin, Health and Educational Facilities Revenue

  (Aurora Medical Group Inc.) 5.75%, 11/15/2007

   (Insured; FSA)                                                                               500,000                  525,894


<PAGE 14>


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
--------------------------------------------------------------------------------

U. S. RELATED--3.7%

Puerto Rico Commonwealth, 6.25%, 7/1/2011 (Insured; MBIA)                                       950,000                1,059,392

Puerto Rico Commonwealth Highway and Transporation Authority,

   Highway Revenue 6.25%, 7/1/2009 (Insured; MBIA)                                              150,000                  166,802

Puerto Rico Electric Power Authority, Power Revenue

   6.50%, 7/1/2006 (Insured; MBIA)                                                              625,000                  695,212

Puerto Rico Public Buildings Authority,

  Government Guaranteed Facilities

   6.25%, 7/1/2010 (Insured; AMBAC)                                                             750,000                  835,664

University of Puerto Rico, University Revenue

   6.25%, 6/1/2008 (Insured; MBIA)                                                              750,000                  831,854

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $89,773,120)                                                                                                 91,440,057
---------------------------------------------------------------------------------------------------------------------------------



SHORT-TERM MUNICIPAL INVESTMENTS--4.1%
--------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.1%

Birmingham-Carraway Special Care Facilities Finance Authority,

  VRDN, Revenue

   (Carraway Methodist Health) 3.65% (LOC; Amsouth Bank)                                        100,000  (b)             100,000

ILLINOIS--.1%

Illinois Development Finance Authority, Revenue, VRDN

  (Uhlich Childrens Home Project) 3.65% (LOC; American

   National Bank and Trust Company)                                                             100,000  (b)             100,000

MASSACHUSETTS--2.0%

Massachusetts State Health and Educational Facilities Authority,

  Revenue, VRDN:

      (Amherst College) 3.7%                                                                    200,000  (b)             200,000

      (Newton Wellesley Hospital) 3.4% (Insured; MBIA)                                        1,700,000  (b)           1,700,000

MONTANA--.7%

Montana State Health Facilities Authority, Revenue, VRDN

   (Health Care Pooled Loan Program) 3.55% (Insured; FGIC)                                      700,000  (b)             700,000

NEW YORK--.5%

New York City,VRDN, 3.55%                                                                       500,000  (b)             500,000

                                                                                                     The Fund

<PAGE 15>


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
--------------------------------------------------------------------------------

PENNSYLVANIA--.6%

Delaware Valley Regional Finance Authority, Government

  Revenue, VRDN

   3.75% (LOC; Credit Suisse)                                                                   500,000  (b)             500,000

Jeannette Health Service Authority, HR, VRDN

  (Jeannette District Memorial Hospital Project) 3.65%

   (LOC; PNC Bank, National Association)                                                        100,000  (b)             100,000

WASHINGTON--.1%

Washington Community Economic Revitalization Board,

  Economic Revenue, VRDN

   3.70% (LOC; Bank of America NT & SA)                                                         100,000  (b)             100,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $4,000,000)                                                                                                   4,000,000
--------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $93,773,120)                                                              99.4%               95,440,057

CASH AND RECEIVABLES (NET)                                                                          .6%                  532,071

NET ASSETS                                                                                       100.0%               95,972,128


<PAGE 16>


Summary of Abbreviations

AMBAC               American Municipal Bond                               LR                 Lease Revenue
                        Assurance Corporation                             MBIA               Municipal Bond Investors
FGIC                Financial Guaranty Insurance                                                 Assurance Insurance
                        Company                                                                  Corporation
FNMA                Federal National Mortgage Association                 PCR                Pollution Control Revenue
FSA                 Financial Security Assurance                          SFMR               Single Family Mortgage
HR                  Hospital Revenue                                                             Revenue
LOC                 Letter of Credit                                      VRDN               Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              61.7
AA                               Aa                              AA                                               22.0
A                                A                               A                                                 9.7
BBB                              Baa                             BBB                                               2.5
F1                               MIG1/P1                         SP1/A1                                            4.1
                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 17>

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999

                                                          Cost         Value
------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--See Statement of Investments  93,773,120  95,440,057

Receivable for investment securities sold                             2,463,547

Interest receivable                                                   1,593,836

                                                                     99,497,440
------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            44,288

Due to Distributor                                                        2,953

Cash overdraft due to Custodian                                       1,068,637

Payable for investment securities purchased                           2,335,434

Payable for shares of Beneficial Interest redeemed                        3,031

Other liabilities                                                        70,969

                                                                      3,525,312
------------------------------------------------------------------------------

NET ASSETS ($)                                                       95,972,128
------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      94,318,400

Accumulated net realized gain (loss) on investments                     (13,209)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                               1,666,937
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                         95,972,128

NET ASSET VALUE PER SHARE

                                                         Class A              Class B              Class C               Class R
---------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                                           27,083,881          2,778,884             1,534,382           64,574,981

Shares Outstanding                                        2,252,161            231,105               127,194            5,370,248
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 12.03                12.02                 12.06                12.02

SEE NOTES TO FINANCIAL STATEMENTS.


<PAGE 18>


STATEMENT OF OPERATIONS

Year Ended June 30, 1999


--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,226,019

EXPENSES:

Management fee--Note 2(a)                                              435,019

Distribution and service fees--Note 2(b)                                91,658

Merger Expense--Note 1                                                  32,243

Loan commitment fees--Note 4                                               282

TOTAL EXPENSES                                                         559,202

INVESTMENT INCOME--NET                                               3,666,817
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                 75,642

Net unrealized gain (loss) on financial futures                        (39,913)

NET REALIZED GAIN (LOSS)                                                35,729

Net unrealized appreciation (depreciation) on investments             (691,521)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (655,792)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,011,025

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 19>

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended June 30,
                                               ---------------------------------

                                                     1999                 1998
--------------------------------------------------------------------------------
OPERATIONS ($):

Investment income--net                          3,666,817             2,305,341

Net realized gain (loss) on investments            35,729                39,537

Net unrealized appreciation (depreciation)
   on investments                                (691,521)              951,247

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,011,025             3,296,125
---------------------------------------------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                 (1,090,877)            (749,279)

Class B shares                                    (87,000)             (39,058)

Class C shares                                    (29,934)              (5,176)

Class R shares                                 (2,459,006)          (1,511,828)

Net realized gain on investments:

Class A shares                                    (26,111)             (80,051)

Class B shares                                     (2,389)              (4,823)

Class C shares                                       (790)                (650)

Class R shares                                    (58,521)            (142,207)

TOTAL DIVIDENDS                                (3,754,628)          (2,533,072)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 12,748,480            1,928,337

Class B shares                                  1,370,541              866,854

Class C shares                                  1,515,094              169,572

Class R shares                                 19,087,979           20,684,158


<PAGE 20>


                                                       Year Ended June 30,
                                               ---------------------------------

                                                     1999                 1998
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                    856,147               627,594

Class B shares                                     44,509                30,430

Class C shares                                     17,759                 5,778

Class R shares                                  1,046,181               559,128

Cost of shares redeemed:

Class A shares                                (13,066,638)           (2,732,478)

Class B shares                                   (714,277)             (219,487)

Class C shares                                   (492,357)              (42,680)

Class R shares                                (16,675,376)           (4,439,994)

Net assets received in connection with reorganization
   of Dreyfus Premier Limited Term California
   Municipal Fund--Note 1                      21,310,517                    --

Net assets received in connection with reorganization
   of Dreyfus Premier Limited Term New York
   Municipal Fund--Note 1                       7,777,417                    --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            34,825,976            17,437,212

TOTAL INCREASE (DECREASE) IN NET ASSETS        34,082,373            18,200,265
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            61,889,755            43,689,490

END OF PERIOD                                  95,972,128            61,889,755

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 21>


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended June 30,
                                               ---------------------------------

                                                    1999                   1998
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                      1,097,666               156,992

Shares issued in connection with reorganization of
   Dreyfus Premier Limited Term California
   Municipal Fund--Note 1                          570,050                    --

Shares issued in connection with reorganization of
   Dreyfus Premier Limited Term New York
   Municipal Fund--Note 1                          156,647                    --

Shares issued for dividends reinvested              69,015                51,084

Shares redeemed                                 (1,055,869)             (222,938)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      837,509               (14,862)
--------------------------------------------------------------------------------------------------------------------------------

CLASS B

Shares sold                                        110,983                70,552

Shares issued in connection with reorganization of
   Dreyfus Premier Limited Term California
   Municipal Fund--Note 1                           52,551                    --
Shares issued in connection with reorganization of
   Dreyfus Premier Limited Term New York
   Municipal Fund--Note 1                           21,313                    --

Shares issued for dividends reinvested               3,591                 2,478

Shares redeemed                                    (58,059)              (17,814)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      130,379                55,216
--------------------------------------------------------------------------------------------------------------------------------

CLASS C

Shares sold                                        122,301               13,837

Shares issued in connection with reorganization of
   Dreyfus Premier Limited Term California
   Municipal Fund--Note 1                           11,009                  --

Shares issued in connection with reorganization of
   Dreyfus Premier Limited Term New York
   Municipal Fund--Note 1                           15,617                  --

Shares issued for dividends reinvested               1,434                 469

Shares redeemed                                    (40,102)             (3,467)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      110,259              10,839
--------------------------------------------------------------------------------------------------------------------------------

CLASS R

Shares sold                                      1,623,187          1,685,584

Shares issued in connection with reorganization of
   Dreyfus Premier Limited Term California
   Municipal Fund--Note 1                        1,082,177                --

Shares issued in connection with reorganization of
   Dreyfus Premier Limited Term New York
   Municipal Fund--Note 1                          432,574                --

Shares issued for dividends reinvested              84,427            45,521

Shares redeemed                                 (1,345,302)         (362,249)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    1,877,063         1,368,856

SEE NOTES TO FINANCIAL STATEMENTS.


<PAGE 22>


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                     Year Ended June 30,
                                                                        --------------------------------------------

CLASS A SHARES                                                   1999          1998           1997           1996          1995
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            12.32          12.12          11.89         11.82          11.66

Investment Operations:

Investment income--net                                            .50            .52            .54           .54            .53

Net realized and unrealized gain (loss)
   on investments                                                (.28)           .26            .26           .08            .19

Total from Investment Operations                                  .22            .78            .80           .62            .72

Distributions:

Dividends from investment income--net                            (.50)          (.52)          (.54)         (.55)          (.53)

Dividends from net realized gain
   on investments                                                (.01)          (.06)          (.03)           --           (.03)

Total Distributions                                              (.51)          (.58)          (.57)         (.55)          (.56)

Net asset value, end of period                                  12.03          12.32          12.12         11.89          11.82
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(%)(A)                                               1.78           6.52           6.92          5.25           6.37
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .79            .77            .75           .75            .75

Ratio of net investment income
   to average net assets                                         4.06           4.24           4.52          4.53           4.59

Portfolio Turnover Rate                                         28.19          14.62          30.50         55.07          61.00
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          27,084         17,423         17,323        18,751         21,375

(A)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 23>

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                                       Period
                                                                                                                        Ended
                                                                               Year Ended June 30,                      June 30,
                                                                           ----------------------------------

CLASS B SHARES                                                   1999           1998         1997          1996          1995(a)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            12.31          12.12         11.89          11.82        11.32

Investment Operations:

Investment income--net                                            .44            .46           .48            .48          .24

Net realized and unrealized gain (loss)
   on investments                                                (.28)           .25           .26            .07          .50

Total from Investment Operations                                  .16            .71           .74            .55          .74

Distributions:

Dividends from investment income--net                            (.44)          (.46)         (.48)          (.48)        (.24)

Dividends from net realized gain
   on investments                                                (.01)          (.06)         (.03)            --           --

Total Distributions                                              (.45)          (.52)         (.51)          (.48)        (.24)

Net asset value, end of period                                  12.02          12.31         12.12          11.89        11.82
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(%)(B)                                               1.25           5.89          6.38           4.71         6.59(c)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.28           1.27          1.25           1.25         1.25(d)

Ratio of net investment income
   to average net assets                                         3.55           3.68          4.01           3.98         4.09(d)

Portfolio Turnover Rate                                         28.19          14.62         30.50          55.07         61.00
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           2,779          1,240           551            500            85

(A)  THE FUND COMMENCED SELLING CLASS B SHARES ON DECEMBER 28, 1994.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


<PAGE 24>

                                                                                                                        Period
                                                                                                                        Ended
                                                                               Year Ended June 30,                      June 30,
                                                                        ----------------------------------

CLASS C SHARES                                                  1999          1998          1997          1996            1995(a)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            12.34          12.14         11.90          11.82          11.32

Investment Operations:

Investment income--net                                            .44            .46           .49            .48            .24

Net realized and unrealized gain (loss)
   on investments                                                (.27)           .26           .27            .08            .50

Total from Investment Operations                                  .17            .72           .76            .56            .74

Distributions:

Dividends from investment income--net                            (.44)          (.46)         (.49)          (.48)          (.24)

Dividends from net realized gain
   on investments                                                (.01)          (.06)         (.03)            --            .--

Total Distributions                                              (.45)          (.52)         (.52)          (.48)          (.24)

Net asset value, end of period                                  12.06          12.34         12.14          11.90          11.82
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                              1.35           6.02          6.50           4.81        6.59(c)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.26           1.27          1.27           1.24        1.25(d)

Ratio of net investment income
   to average net assets                                         3.58           3.71          4.17           4.00        4.09(d)

Portfolio Turnover Rate                                         28.19          14.62         30.50          55.07       61.00
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           1,534            209            74            150          84

(A)  THE FUND COMMENCED SELLING CLASS C SHARES ON DECEMBER 28, 1994.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 25>

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       Year Ended June 30,
                                                                           ---------------------------------------------

CLASS R SHARES                                                   1999          1998           1997          1996          1995
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            12.31          12.12          11.89         11.82          11.66

Investment Operations:

Investment income--net                                            .53            .55            .57           .57            .56

Net realized and unrealized gain (loss)
   on investments                                                (.28)           .25            .26           .08            .19

Total from Investment Operations                                  .25            .80            .83           .65            .75

Distributions:

Dividends from investment income--net                            (.53)          (.55)          (.57)         (.58)         .(.56)

Dividends from net realized gain
   on investments                                                (.01)          (.06)          (.03)           --           (.03)

Total Distributions                                              (.54)          (.61)          (.60)         (.58)          (.59)

Net asset value, end of period                                  12.02          12.31          12.12         11.89          11.82
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.02           6.69           7.17          5.51           6.64
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .54            .52            .50           .50            .50

Ratio of net investment income
   to average net assets                                         4.32           4.47           4.77          4.77           4.84

Portfolio Turnover Rate                                         28.19          14.62          30.50         55.07          61.00
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          64,575         43,018         25,741        17,870         16,727

SEE NOTES TO FINANCIAL STATEMENTS.


<PAGE 26>


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Municipal Fund (the "fund" ) is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the " Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund' s investment objective is to maximize current income exempt from Federal income taxes consistent with the prudent risk of capital by investing in municipal securities which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

On September 15, 1998, the Board Members of the Trust approved, subject to approval by the shareholders of the Dreyfus Premier Limited Term Municipal Fund, an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the Dreyfus Premier Limited Term California Municipal Fund' s assets and liabilities to the fund in a tax free exchange for shares of beneficial interest of the fund, and the assumption by the fund of stated liabilities (the "Exchange"). The Exchange was approved by the shareholders of Premier Limited Term California Municipal Fund on November 12, 1998, and was consummated after the close of business on November 12, 1998, at which time 531,135 Class A shares valued at $13.33 per share, 48,964 Class B shares valued at $13.33 per share, 10,268 Class C shares valued at $13.36 per share and 1,009,057 Class R shares valued at $13.32 per share, representing combined net assets of $21,310,517, (including $1,460,492 net unrealized appreciation on investments) were exchanged by Dreyfus Premier Limited Term California Municipal Fund for the equivalent number of Class A, Class B, Class C shares and Class R shares of the fund.

On  September  15,  1998,  the  Board  Members of the Trust approved, subject to
approval   by  the  shareholders  of  the  Dreyfus  Premier  Limited


                                                             The Fund

<PAGE 27>


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Term Municipal Fund, an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the Dreyfus Premier Limited Term New York Municipal Fund's assets and liabilities to the fund in a tax free exchange for shares of beneficial interest of the fund, and the assumption by the fund of stated liabilities (the "Exchange" ). The Exchange was approved by the shareholders of Premier Limited Term New York Municipal Fund on November 12, 1998, and was consummated after the close of business on November 12, 1998, at which time 150,236 Class A shares valued at $12.95 per share, 20,425 Class B shares valued at $12.96 per share, 14,991 Class C shares valued at $12.98 per share and 414,870 Class R shares valued at $12.95 per share, representing combined net assets of $7,777,417, (including $390,164 net unrealized appreciation on investments) were exchanged by Dreyfus Premier Limited Term New York Municipal Fund for the equivalent number of Class A, Class B, Class C shares and Class R shares of the fund.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and distribution and service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment  income,  net  of  expenses  (other than class specific expenses) and
realized   and   unrealized  gains  and  losses  are  allocated  daily  to  each

<PAGE 28>


class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

                                                             The Fund


<PAGE 29>


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 1999, there were no financial futures contracts outstanding.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a)  Investment  management  fee: Pursuant to an Investment Management agreement
with    the    Manager,    the    Manager    provides    or

<PAGE 30>


arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/ Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

(b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may

                                                             The Fund

<PAGE 31>


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C may pay the Distributor for distributing their shares at an aggregate annual rate of
 .50% of the value of the average daily net assets of Class B and Class C shares. Class B shares and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Class B shares and Class C shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended June 30, 1999, Class A, Class B and Class C shares were charged $67,052, $12,225 and $4,179, respectively, pursuant to the Plan and Class B and Class C were charged $6,112 and $2,090, respectively, pursuant to the service plan.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 1999, amounted to $56,509,704 and $23,420,534, respectively.

At June 30, 1999, accumulated net unrealized appreciation on investments was $1,666,937, consisting of $2,119,325 gross unrealized appreciation and $452,388 gross unrealized depreciation.


<PAGE 32>


At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1999, the fund did not borrow under the Facility.

                                                             The Fund

<PAGE 33>


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders

The Dreyfus/Laurel Tax-Free Municipal Funds:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Limited Term Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds, including the statement of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1999, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


New York, New York

August 11, 1999




<PAGE 34>

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended June 30, 1999:

   -- all the dividends paid from investment income-net are "exempt-interest dividends" (not generally subject to regular Federal income tax), and

   -- the fund hereby designates $.0058 per share as a long-term capital gain distribution of the $.0113 per share paid on December 9, 1998.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

                                                             The Fund

<PAGE 35>


NOTES

<PAGE 36>


                                                           For More Information

                        Dreyfus Premier  Limited Term Municipal Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              347/647AR996







Dreyfus Premier

Limited Term

Massachusetts

Municipal Fund

ANNUAL REPORT June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            19   Financial Highlights

                            23   Notes to Financial Statements

                            29   Report of Independent Auditors

                            30   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                     Dreyfus Premier Limited Term Massachusetts

                                                    Municipal Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Limited Term Massachusetts Municipal Money Market Fund, covering the 12-month period from July 1, 1998 through June 30, 1999. Inside, you'll find valuable information about how the fund was managed during the period, including a discussion with the fund's portfolio manager, Kristin Lindquist.

The U.S. economy has entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending. These conditions have helped support the credit quality of many states and municipalities.

Tax-exempt fixed-income securities generally outperformed U.S. Treasury securities in this economic climate. While prices of U.S. Treasury securities declined significantly through the second half of the reporting period, a lack of new issuance relative to robust investor demand supported most municipal bond prices. As a result, the differences in valuations between taxable and tax-exempt bonds, which reached historically wide levels last October, have since narrowed to a more normal relationship.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Limited Term Massachusetts Municipal
Money    Market    Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

July 15, 1999





<PAGE 2>

DISCUSSION OF FUND PERFORMANCE

Kristin Lindquist, Portfolio Manager

How did Dreyfus Premier Limited Term Massachusetts Municipal Money Market Fund perform during the period?

The fund' s Class A shares produced a total return of 1.60% over the 12-month period ended June 30, 1999,(1) compared to a total return of 1.57% for the Lipper Massachusetts Intermediate Municipal Debt Fund category's average.(2) The fund produced a total return of 1.09% for Class B shares, 1.18% for Class C shares, and 1.93% for Class R shares over the same period.(1)

We attribute the fund's performance to our conservative investment approach in a mixed environment for municipal bonds. While declining interest rates helped support limited-term municipal bonds' share prices during the second half of 1998, their prices did not appreciate as much as longer term bonds. During the first six months of 1999, however, limited-term municipal bonds helped cushion the effects of sharply higher interest rates, which adversely affected bond prices.

What is the fund's investment approach?

Our goal is to seek as high a level of federal and Massachusetts state tax-exempt current income as is consistent with the prudent risk of capital. To achieve this objective, we attempt to add value by selecting the individual limited-term, tax-exempt bonds from Massachusetts issuers that we believe are most likely to provide the highest returns with the least risk. We also actively manage the portfolio's average weighted maturity -- a measure of sensitivity to changes in interest rates -- in anticipation of interest rate and supply-and-demand changes in Massachusetts's limited-term municipal marketplace

Focusing on individual securities rather than economic or market trends, we search for securities that, in our opinion, represent better values than we hold in the portfolio at that time. When we find securities that we believe will help us enhance the fund's yield without sacrificing quality, we buy them and sell less attractive securities.

                                                             The Fund



<PAGE 3>

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The management of the portfolio's average weighted maturity is a more tactical approach. If we expect the supply of securities to increase temporarily, we may reduce the portfolio's average weighted maturity to make cash available for the purchase of higher yielding securities. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio's average weighted maturity to maintain current yields for as long as practical. At other times, we try to maintain a neutral average weighted maturity.

What other factors influenced the fund's performance?

When the Asian currency and credit crisis spread to Russia and threatened Latin America last summer and fall, investors flocked to U.S. Treasury securities. As a result, yields on taxable Treasuries fell briefly in October to levels that
were   roughly   equivalent   to   yields   on   comparable  tax-exempt  bonds.

However, the Federal Reserve Board and other central banks moved quickly to stimulate global economic growth. They did so last fall by reducing key short-term interest rates. Because lower short-term interest rates were expected to stimulate economic growth and potentially reignite inflationary pressures, yields on longer term bonds rose. However, the extent of that rise was much greater for taxable U.S. Treasury securities than for municipal bonds.

During the second half of 1998, municipal bond issuers came to the market in droves to take advantage of lower interest rates. As a result, the second half of 1998 ranked as the second-highest six-month period of issuance in recent history. In contrast, issuance during the first half of 1999 was relatively low: nationally, about 25% fewer tax-exempt bonds were issued than in the same period
one    year    ago.    Yet,

<PAGE 4>


demand from investors seeking to minimize their income tax liabilities remained high. This balance between supply and demand helped keep municipal bond prices relatively stable while U.S. Treasury bond prices fell sharply.

What is the fund's current strategy?

We have continued to search for the most attractive values in Massachusetts's tax-exempt marketplace. This search has led us to bonds with high credit ratings. Consequently, the portfolio's credit quality averaged in the double-A range on June 30, 1999.

In addition, we found attractive values in longer maturity bonds selling at a premium to face value. We balanced these longer positions with investments in securities with maturities of one year or less, producing an average weighted maturity of 8 to 9 years, which is toward the long end of the neutral range. This strategy was designed to capture higher yields as they became available, while giving us continued flexibility to change our stance as market forces evolve.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund

<PAGE 5>


FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term Massachusetts Municipal Fund Class A shares with the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-year Municipal Bond Inde

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE FUND'S CLASS A SHARES ON 6/30/89 TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 10-YEAR INDEX"), AS WELL AS TO AN INVESTMENT IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "LEHMAN 7-YEAR INDEX") WHICH ARE DESCRIBED BELOW. THE LEHMAN 7-YEAR INDEX BEGAN IN JANUARY OF 1990. THIS INVESTMENT ASSUMES A BEGINNING VALUE OF $10,281 WHICH IS EQUAL TO THE VALUE OF THE $10,000 INVESTMENT IN THE FUND AT THE STARTING POINT OF THIS INDEX, WITHOUT TAKING INTO ACCOUNT THE FUND'S MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS R SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN MASSACHUSETTS INVESTMENT-GRADE MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES AND EXPECTS TO MAINTAIN AN AVERAGE MATURITY OF LESS THAN 10 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE LEHMAN 10-YEAR INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED 10-YEAR TAX EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THE LEHMAN 7-YEAR INDEX CONSISTS OF BONDS WITH SIMILAR CHARACTERISTICS WITH MATURITIES OF 6-8 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES AND ARE NOT LIMITED TO INVESTMENTS PRINCIPALLY IN MASSACHUSETTS MUNICIPAL OBLIGATIONS. THESE FACTORS CAN CONTRIBUTE TO THE INDICES POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

$20,604

Lehman Brothers 10-Year Municipal Bond Index((+)

$19,323

Lehman Brothers 7-Year Municipal Bond Index((+)

$17,837

Dreyfus Premier Limited Term Massachusetts Municipal Fund

(Class A Shares)




<PAGE 6>

Average Annual Total Returns AS OF 6/30/99


                                             Inception                                                                From

                                               Date              1 Year            5 Years           10 Years       Inception
---------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (3.0%)                     (9/24/85)           --1.43%            4.59%              5.96%           --
WITHOUT SALES CHARGE                         (9/24/85)            1.60%             5.22%              6.28%           --

CLASS B SHARES
WITH REDEMPTION((+))                        (12/28/94)           --1.84%             --                 --            5.12%
WITHOUT REDEMPTION                          (12/28/94)            1.09%              --                 --            5.31%

CLASS C SHARES
WITH REDEMPTION((+)(+))                     (12/28/94)            0.44%              --                 --            5.35%
WITHOUT REDEMPTION                          (12/28/94)            1.18%              --                 --            5.35%

CLASS R SHARES
                                             (2/1/93)             1.93%             5.49%               --            5.23%




PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))   THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 3%
AND IS REDUCED TO 0% AFTER
FIVE YEARS.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
 .75% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                             The Fund



<PAGE 7>

STATEMENT OF INVESTMENTS

June 30, 1999

--------------------------------------------------------------------------------

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--93.5%                                                         Amount ($)               Value ($)
--------------------------------------------------------------------------------

MASSACHUSETTS--87.4%

Amesbury:


   6.75%, 11/1/1999 (Insured; MBIA)                                                             355,000                  358,930

   6.75%, 11/1/2000                                                                             355,000                  368,728

Amherst 6%, 1/15/2003                                                                           200,000                  210,472

Amherst-Pelham Regional School District
   5.50%, 5/15/2003 (Insured; AMBAC)                                                          1,000,000                1,029,220

Andover 6%, 1/15/2005                                                                           700,000                  760,592

Belmont 5.50%, 1/15/2005                                                                        585,000                  614,420

Boston 5.25%, 10/1/2004 (Insured; MBIA)                                                       2,000,000                2,074,540

Boston Water and Sewer Commission, Revenue
   9.25%, 1/1/2011                                                                              100,000                  134,613


Burlington:


   5.25%, 2/1/2012                                                                              200,000                  203,216

   5.25%, 2/1/2013                                                                              250,000                  253,510


Cambridge:


   6.60%, 6/15/2000                                                                             675,000                  695,277

   Municipal Purpose Loan 5.60%, 11/1/2001                                                      500,000                  518,040

Cohasset, Municipal Purpose Loan
   6.90% 11/1/2000 (Insured; MBIA)                                                              150,000                  156,424

Easton, Municipal Purpose Loan 6%, 9/15/2006                                                    105,000                  111,599

Franklin 6.25%, 11/15/2005 (Insured; MBIA)                                                      430,000                  467,926

Frontier Regional School District
   5.50%, 6/15/2014 (Insured; AMBAC)                                                          1,000,000                1,021,860

Haverhill 6%, 6/15/2005 (Insured; FGIC)                                                         750,000                  803,153

Martha's Vineyard, Land Bank Revenue 5.50%, 5/1/2011                                          1,030,000                1,064,330

Mashpee, Municipal Purpose Loan
   6.25%, 2/1/2006 (Insured; MBIA)                                                            1,000,000                1,088,350


Massachusetts:


   5%, 8/1/2001                                                                               1,020,000                1,039,268

   6.50%, 8/1/2008                                                                              600,000                  668,382

   Consolidated Loan:

      7%, 7/1/2006 (Insured; MBIA, Prerefunded 7/1/2000)                                        500,000  (a)             527,190

      5.25%, 8/1/2015                                                                           850,000                  848,589

      5.25%, 8/1/2017                                                                           500,000                  500,845


Massachusetts Bay Transportation Authority,

  General Transportation System:


   5.90%, 3/1/2004 (Prerefunded 2/1/2003)                                                        20,000  (a)              21,366

   5.90%, 3/1/2004                                                                              530,000                  560,512

   5.25%, 3/1/2011 (Insured; AMBAC, Prerefunded 3/1/2005)                                     1,000,000  (a)           1,043,590

   5.50%, 3/1/2009                                                                            2,000,000                2,084,360



<PAGE 8>


--------------------------------------------------------------------------------

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
--------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Development Finance Agency, Revenue


   (Higher Education - Emerson College)
      5.125%, 1/1/2014 (Insured; AMBAC)                                                       2,500,000                2,469,800


Massachusetts Education Loan Authority, Education Loan


    Revenue 6.20%, 7/1/2013 (Insured; AMBAC)                                                    905,000                  953,526

Massachusetts Federal Highway Grant, Anticipation Notes
   5.25%, 6/15/2013                                                                           1,000,000                1,001,250

Massachusetts Health and Educational Facilities Authority,
   Revenue:

      (Boston College) 5%, 6/1/2016                                                             500,000                  479,315

      (Brandeis University) 5.25%, 10/1/2013 (Insured; MBIA)                                  1,000,000                  999,420

      (Brigham & Womens Hospital)

         6.75%, 7/1/2024 (Insured; MBIA,
            Prerefunded 7/1/2001)                                                             2,000,000  (a)           2,142,000

      (Dana-Farber Cancer Institute)
         5.55%, 12/1/2003 (Insured; FGIC)                                                       400,000                  416,240

      (Harvard University):

         6.20%, 12/1/2001                                                                     1,000,000                1,049,630

         Refunding 6.50%, 11/1/2004                                                             700,000                  769,356

      (Institute of Technology) 5.20%, 1/1/2028                                               1,000,000                  986,100

      (Jordan Hospital):

         5%, 10/1/2010                                                                          500,000                  485,760

         6.875%, 10/1/2015                                                                    1,000,000                1,059,860

      (Northeastern University) 5.50%,
         10/1/2009 (Insured; MBIA)                                                              420,000                  437,850

      (Partners Healthcare Systems):

         5.25%, 7/1/2004 (Insured; FSA)                                                       1,000,000                1,029,430

         5.25%, 7/1/2013                                                                      1,595,000                1,575,557

         5.125%, 7/1/2019                                                                     1,000,000                  948,460

      (South Shore Hospital):

         4.75%, 7/1/2004                                                                        700,000                  694,323

         7.50%, 7/1/2010 (Insured; MBIA,
            Prerefunded 7/1/2000)                                                               350,000  (a)             370,493

         7.50%, 7/1/2020 (Insured; MBIA,
            Prerefunded 7/1/2000)                                                               500,000  (a)             529,275

      (Wenworth Institute of Technology):

         7.15%, 4/1/2000 (Insured; AMBAC)                                                       225,000                  231,327

         7.40%, 4/1/2010 (Insured; AMBAC,
            Prerefunded 4/1/2000)                                                               220,000  (a)             230,870

      (Williams College) 5.70%, 7/1/2008                                                        520,000                  546,702


Massachusetts Housing Finance Agency, SFHR:


   6%, 6/1/2014 (Insured; MBIA)                                                               1,170,000                1,225,856

   5.75%, 12/1/2029 (Insured; MBIA)                                                             345,000                  354,153

                                                                                                     The Fund

<PAGE 9>



STATEMENT OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------------

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)              Value ($)
--------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Industrial Finance Agency:

  Electric Revenue (Nantucket Electric Co. Project)


      6.75%, 7/1/2006 (Insured; AMBAC)                                                        1,400,000                1,548,036

   Museum Revenue, Refunding (Museum of Fine Arts of Boston)

      5.375%, 1/1/2007 (Insured; MBIA)                                                        1,000,000                1,036,830

   Revenue:

      (Babson College) 5.75%, 10/1/2007 (Insured; MBIA)                                         555,000                  590,731

      (Brooks School):

         5.70%, 7/1/2006 (Prerefunded 7/1/2003)                                                 260,000  (a)             276,403

         5.75%, 7/1/2007 (Prerefunded 7/1/2003)                                                 275,000  (a)             292,847

         5.80%, 7/1/2008 (Prerefunded 7/1/2003)                                                 290,000  (a)             309,349

         5.85%, 7/1/2009 (Prerefunded 7/1/2003)                                                 305,000  (a)             325,905

      (Concord Academy) 5.50%, 9/1/2027                                                       1,250,000                1,190,662

      (College of The Holy Cross):

         5.50%, 3/1/2005 (Insured; MBIA)                                                      1,000,000                1,044,140

         5.50%, 3/1/2007 (Insured; MBIA)                                                      1,145,000                1,196,216

      (St. John's School, Inc.) 5.70%, 6/1/2018                                               1,000,000                  990,250

      (The Tabor Academy) 5.40%, 12/1/2028                                                      500,000                  474,265

      (Tufts University):

         5.50%, 2/15/2007 (Insured; MBIA)                                                       750,000                  783,390

         5.50%, 2/15/2008 (Insured; MBIA)                                                     1,595,000                1,662,134

         5.50%, 2/15/2009 (Insured; MBIA)                                                       665,000                  691,919

      (Wentworth Institute of Technology) 5.55%, 10/1/2013                                      500,000                  489,600

      (Worcester Polytechnic) 5.35%, 9/1/2006                                                   850,000                  884,025


Massachusetts Special Obligation, Revenue:


   (Highway Improvement Loan) 5.80%, 6/1/2000                                                   880,000                  899,158

   (Consolidated Loan) 5.25%, 6/1/2010                                                        1,000,000                1,018,690

Massachusetts Turnpike Authoriy, Metropolitan Highway
   System Revenue 5.25%, 1/1/2015                                                             1,500,000                1,494,495


Massachusetts Water Pollution Abatement Trust:


   (Pool Loan Program) 6.125%, 2/1/2007 (Insured; FSA)                                        1,000,000                1,083,370

   Water Pollution Abatement Revenue:

      (New Bedford Loan Program):

         6%, 2/1/2004                                                                           745,000                  792,553

         6%, 2/1/2004                                                                           255,000                  270,193

         5.25%, 2/1/2012                                                                        500,000                  505,260

      (Seso Loan Program) 5.25%, 8/1/2005                                                     1,050,000                1,083,862


Massachusetts Water Resource Authority:


   5.875%, 11/1/2004                                                                            500,000                  531,105

   5.50%, 8/1/2008 (Insured; MBIA)                                                              500,000                  522,695

   5.30%, 11/1/2010 (Insured; FGIC)                                                           1,000,000                1,021,270



<PAGE 10>


--------------------------------------------------------------------------------

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)               Value ($)
--------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)


Mendon Upton Regional School District
   6%, 6/1/2007 (Insured; FGIC)                                                                 600,000                  646,332

Milford 5.375%, 8/15/2011 (Insured MBIA)                                                        500,000                  510,815

Nantucket 5%, 7/15/2017 (Insured; MBIA)                                                       1,000,000                  959,230

North Attleborough 5.50%, 3/1/2006 (Insured; AMBAC)                                           1,000,000                1,045,570

Northampton, School Project Loan
   6.40%, 5/15/2004 (Insured; MBIA)                                                             750,000                  810,990

Quabbin Regional School District
   6%, 6/15/2008 (Insured; AMBAC)                                                               780,000                  841,300

Rockport 6.90%, 12/15/2007 (Prerefunded 12/15/1999)                                           1,000,000  (a)           1,045,940

Somerville 6%, 2/15/2007 (Insured; FSA)                                                         775,000                  835,543


Southeastern University Building Authority, Project Revenue


   5.90%, 5/1/2010 (Insured; AMBAC)                                                             500,000                  532,175


Springfield:


   (Municipal purpose Loan) 5.25%, 11/15/2012 (Insured; FSA)                                  2,000,000                2,012,660

   (School Project Loan) 6.10%, 9/1/2002 (Insured; AMBAC)                                       600,000                  632,382


Uxbridge, Municipal Purpose Loan:


   6.125%, 11/15/2005 (Insured; MBIA)                                                           500,000                  541,830

   6.125%, 11/15/2007 (Insured; MBIA)                                                           525,000                  572,476


Worchester, Municipal Purpose Loan:


   6.25%, 7/1/2010 (Insured; MBIA)                                                              755,000                  835,136

   5.25%, 11/1/2010 (Insured; MBIA)                                                           1,000,000                1,017,460

Yarmouth 8.60%, 10/1/2000                                                                       100,000                  105,883


U.S. RELATED--6.1%

Puerto Rico Commonwealth, Refunding


   6.25%, 7/1/2011 (Insured; MBIA)                                                            1,050,000                1,170,907

Puerto Rico Commonwealth Highway and
   Transportation Authority, Highway Revenue

   6.25%, 7/1/2009 (Insured; MBIA)                                                            1,000,000                1,112,020


Puerto Rico Electric Power Authority, Power Revenue


   6.50%, 7/1/2006 (Insured; MBIA)                                                            1,000,000                1,112,340


Puerto Rico Public Buildings Authority, Revenue


   6.75%, 7/1/2005 (Insured; AMBAC)                                                           1,000,000                1,116,380

University of Puerto Rico, University Revenue
   6.25%, 6/1/2005                                                                              750,000                  818,932

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $81,314,948)                                                                                                 81,501,509

                                                                                                     The Fund

<PAGE 11>



STATEMENT OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------------

                                                                                               Principal

SHORT-TERM MUNICIPAL INVESTMENTS--10.4%                                                        Amount ($)              Value ($)
--------------------------------------------------------------------------------

MASSACHUSETTS:


Massachusetts 3.60%                                                                           1,500,000  (b)           1,500,000


Massachusetts Development Finance Agency, VRDN


   (1st Mortgage Lasell Village)
   3.20% (LOC; Fleet National Bank)                                                             300,000  (b)             300,000

Massachusetts Health and Educational Facilities Authority,
   Revenue, VRDN:

      (Amherst College) 3.90%                                                                   200,000                  200,000

      (Capital Asset Program):

         3.90% (Insured; MBIA)                                                                  700,000  (b)             700,000

         3.85% (Insured; MBIA)                                                                1,500,000  (b)           1,500,000

         3.95% (Insured; MBIA)                                                                  600,000  (b)             600,000

         3.60% (Insured; MBIA)                                                                  400,000  (b)             400,000

   (Newton Wellesley Hospital) 3.40%                                                            500,000  (b)             500,000

Massachusetts Water Research Authority, VRDN
   3.30% (LOC; Helaba)                                                                        3,000,000  (b)           3,000,000


Massachusetts Industrial Finance Agency, Revenue, VRDN


   (Showa Womans Institute, Inc.) 3.90%                                                         400,000  (b)             400,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $9,100,000)                                                                                                   9,100,000
--------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $90,414,948)                                                             103.9%               90,601,509

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (3.9%)              (3,421,998)

NET ASSETS                                                                                       100.0%               87,179,511



<PAGE 12>


Summary of Abbreviations


AMBAC               American Municipal Bond                             MBIA                 Municipal Bond

                        Assurance Corporation                                                    Investors Assurance

FGIC                Financial Guaranty Insurance                                                 Insurance Corporation

                        Company                                         SFHR                 Single Family Housing
FSA                 Financial Security Assurance                                                 Revenue

LOC                 Letter of Credit                                    VRDN                 Variable Rate Demand

                                                                                                 Notes


Summary of Combined Ratings (Unaudited)


Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
--------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              67.4

AA                               Aa                              AA                                               14.5

A                                A                               A                                                 2.9

BBB                              Baa                             BBB                                               5.2

F1+, F-1                         MIG1, VMIG1 & P1                SP1, A1                                          10.0

                                                                                                                 100.0


(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE SUBJECT TO PERIODIC
CHANGE.

(C)  AT JUNE 30, 1999, 32% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

(D)  AT JUNE 30, 1999, THE FUND HAD $24,812,305 (28.5% OF NET ASSETS) INVESTED
IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON REVENUES
GENERATED FROM EDUCATION PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 13>


STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  90,414,948  90,601,509

Interest receivable                                                   1,350,146

Receivable for shares of Beneficial Interest subscribed                  30,000

                                                                     91,981,655
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            38,594

Due to Distributor                                                        1,057

Cash overdraft due to Custodian                                           3,066

Payable for investment securities purchased                           4,759,427

                                                                      4,802,144
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       87,179,511
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      87,066,426

Accumulated net realized gain (loss) on investments                    (73,476)


Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                              186,561
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                      87,179,511


NET ASSET VALUE PER SHARE


                                                       Class A               Class B              Class C               Class R
---------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           15,045,436           900,807              331,845            70,901,423

Shares Outstanding                                        1,250,251            74,686               27,476             5,891,093
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 12.03             12.06                12.08                12.04


SEE NOTES TO FINANCIAL STATEMENTS.


<PAGE 14>


STATEMENT OF OPERATIONS

Year Ended June 30, 1999


--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,904,617

EXPENSES:

Management fee--Note 2(a)                                              402,864

Distribution and service fees--Note 2(b)                                50,563

Loan commitment fees--Note 4                                               244

TOTAL EXPENSES                                                         453,671

INVESTMENT INCOME--NET                                               3,450,946
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3:

Net realized gain (loss) on investments                                (32,947)

Net realized gain (loss) on financial futures                          (39,912)

NET REALIZED GAIN (LOSS)                                               (72,859)

Net unrealized appreciation (depreciation) on investments           (2,223,377)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (2,296,236)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,154,710

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 15>


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended June 30,
                                               ---------------------------------

                                                     1999                 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,450,946             2,602,611

Net realized gain (loss) on investments           (72,859)               34,608


Net unrealized appreciation (depreciation)
   on investments                              (2,223,377)              991,497

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,154,710             3,628,716
--------------------------------------------------------------------------------------------------------------------------------


DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (679,400)             (693,581)

Class B shares                                    (32,547)              (20,716)

Class C shares                                    (10,697)               (3,463)

Class R shares                                 (2,728,302)           (1,884,851)

Net realized gain on investments:

Class A shares                                     (7,443)              (62,410)

Class B shares                                       (444)               (2,165)

Class C shares                                       (124)                 (207)

Class R shares                                    (26,730)             (148,583)

TOTAL DIVIDENDS                                (3,485,687)           (2,815,976)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,385,254             2,367,545

Class B shares                                    536,215               187,900

Class C shares                                    126,450               280,514

Class R shares                                 34,270,298            26,924,745


<PAGE 16>


--------------------------------------------------------------------------------

                                                       Year Ended June 30,
                                               ---------------------------------

                                                     1999                 1998
--------------------------------------------------------------------------------

BENEFICIAL TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                    466,046               559,919

Class B shares                                      9,718                 8,878

Class C shares                                      6,288                 3,253

Class R shares                                  1,128,686               749,754

Cost of shares redeemed:

Class A shares                                 (2,784,916)           (2,913,411)

Class B shares                                   (253,992)              (31,308)

Class C shares                                    (75,000)              (10,008)

Class R shares                                (13,537,327)          (10,459,243)


INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            21,277,720            17,668,538

TOTAL INCREASE (DECREASE) IN NET ASSETS        18,946,743            18,481,278
--------------------------------------------------------------------------------------------------------------------------------


NET ASSETS ($):

Beginning of Period                            68,232,768            49,751,490

END OF PERIOD                                  87,179,511            68,232,768

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 17>


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                       Year Ended June 30,
                                               ---------------------------------

                                                    1999                   1998
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       112,386               192,071

Shares issued for dividends reinvested             37,514                45,454

Shares redeemed                                  (225,095)             (236,197)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (75,195)                1,328
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        42,719                15,210

Shares issued for dividends reinvested                780                   718

Shares redeemed                                   (20,283)               (2,513)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      23,216                13,415
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        10,127                22,762

Shares issued for dividends reinvested                506                   263

Shares redeemed                                    (5,957)                 (809)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       4,676                22,216
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     2,761,644             2,186,687

Shares issued for dividends reinvested             90,921                60,853

Shares redeemed                                (1,090,901)             (848,374)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,761,664             1,399,166

SEE NOTES TO FINANCIAL STATEMENTS.


<PAGE 18>


FINANCIAL HIGHLIGHTS

The  following  tables  describe  the  performance  for each share class for the
fiscal   periods indicated. Certain information reflects financial results for a
single  fund  share.   Total  return  shows how much your investment in the fund
would  have  increased   (or  decreased)  during  each  period, assuming you had
reinvested  all  dividends  and   distributions. These figures have been derived
from the fund's financial statements.

                                                                                   Year Ended June 30,
                                                                      --------------------------------------------


CLASS A SHARES                                                   1999          1998           1997           1996          1995
---------------------------------------------------------------------------------------------------------------------------------


PER SHARE DATA ($):


Net asset value, beginning of period                            12.34          12.15          11.97         11.91          11.74


Investment Operations:


Investment income--net                                            .51            .53            .54           .54            .55

Net realized and unrealized gain (loss)
   on investments                                                (.30)           .24            .20           .08            .20

Total from Investment Operations                                  .21            .77            .74           .62            .75


Distributions:


Dividends from investment income--net                            (.51)          (.53)          (.54)         (.54)          (.54)

Dividends from net realized gain
   on investments                                                (.01)          (.05)          (.02)        .(.02)          (.04)

Total Distributions                                              (.52)          (.58)          (.56)         (.56)          (.58)

Net asset value, end of period                                  12.03          12.34          12.15         11.97          11.91
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN( )(%)(A)                                            1.60           6.41           6.36          5.22           6.60
---------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):


Ratio of expenses to average net assets                           .75            .75            .75           .75            .75

Ratio of net investment income
   to average net assets                                         4.10           4.30           4.47          4.44           4.65

Portfolio Turnover Rate                                         16.35           6.63          22.57         39.16          25.00
--------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                          15,045         16,355         16,093        15,689         16,501

(A)  EXCLUSIVE OF SALES CHARGE.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 19>


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                 Year Ended June 30,
                                                                                          ---------------------------------


CLASS B SHARES                                                                  1999           1998         1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------


PER SHARE DATA ($):


Net asset value, beginning of period                                           12.37         12.18          11.99          11.91


Investment Operations:


Investment income--net                                                           .44           .47            .48            .48

Net realized and unrealized gain (loss)
   on investments                                                               (.30)          .24            .21            .10

Total from Investment Operations                                                 .14           .71            .69            .58


Distributions:


Dividends from investment income--net                                           (.44)         (.47)          (.48)          (.48)

Dividends from net realized gain
   on investments                                                               (.01)         (.05)         .(.02)          (.02)

Total Distributions                                                             (.45)         (.52)          (.50)          (.50)

Net asset value, end of period                                                 12.06         12.37          12.18          11.99
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN( )(%)(B)                                                           1.09          5.87           5.90           4.87
--------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):


Ratio of expenses to average net assets                                         1.25          1.25           1.25           1.25

Ratio of net investment income
   to average net assets                                                        3.56          3.78           3.96           3.67

Portfolio Turnover Rate                                                        16.35          6.63          22.57          39.16
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                                            901           637            464            452


(A)  THE FUND COMMENCED SELLING CLASS B SHARES ON DECEMBER 28, 1994. FINANCIAL
HIGHLIGHTS FOR THE PERIOD ENDED JUNE 30, 1995 FOR CLASS B SHARES ARE NOT
PRESENTED BECAUSE NO SHARES HAD BEEN ISSUED TO THE PUBLIC AS OF THAT DATE.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                             The Fund


<PAGE 20>



                                                                                                                          Period

                                                                                                                           Ended

                                                                                 Year Ended June 30,                     June 30,
                                   ----------------------------------


CLASS C SHARES                                                   1999           1998         1997          1996        1995(a)
---------------------------------------------------------------------------------------------------------------------------------


PER SHARE DATA ($):


Net asset value, beginning of period                            12.38          12.15         11.97          11.91          11.45


Investment Operations:


Investment income--net                                            .44            .46           .49            .48            .26

Net realized and unrealized gain (loss)
   on investments                                                (.29)           .28           .20            .08            .45

Total from Investment Operations                                  .15            .74           .69            .56            .71


Distributions:


Dividends from investment income--net                           (.44)          (.46)         (.49)          (.48)         .(.25)

Dividends from net realized gain
   on investments                                               (.01)          (.05)         (.02)          (.02)           .--

Total Distributions                                             (.45)          (.51)         (.51)          (.50)          (.25)

Net asset value, end of period                                 12.08          12.38         12.15          11.97          11.91
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                             1.18           6.19          5.87           4.68           6.24
---------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):


Ratio of expenses to average net assets                         1.25           1.23          1.25           1.25          1.25(c)

Ratio of net investment income
   to average net assets                                        3.58           3.64          4.05           3.93          4.15(c)

Portfolio Turnover Rate                                        16.35           6.63         22.57          39.16          25.00
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                            332            282             7             16             18

(A)  THE FUND COMMENCED SELLING CLASS C SHARES ON DECEMBER 28, 1994.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

<PAGE 21>


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended June 30,
                                                                              ---------------------------------------------


CLASS R SHARES                                                   1999          1998           1997         1996           1995(a)
---------------------------------------------------------------------------------------------------------------------------------


PER SHARE DATA ($):


Net asset value, beginning of period                            12.34          12.16          11.97         11.91          11.74


Investment Operations:


Investment income--net                                            .54            .56            .57           .57            .57

Net realized and unrealized gain (loss)
   on investments                                                (.29)           .23            .21           .08            .21

Total from Investment Operations                                  .25            .79            .78           .65            .78


Distributions:


Dividends from investment income--net                            (.54)          (.56)          (.57)         (.57)         .(.57)

Dividends from net realized gain
   on investments                                                (.01)          (.05)          (.02)         (.02)          (.04)

Total Distributions                                              (.55)          (.61)          (.59)         (.59)          (.61)

Net asset value, end of period                                  12.04          12.34          12.16         11.97          11.91
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                              1.93           6.58           6.70          5.46           6.87
--------------------------------------------------------------------------------------------------------------------------------


RATIOS/SUPPLEMENTAL DATA (%):


Ratio of expenses to average net assets                           .50            .50            .50           .50            .50

Ratio of net investment income
   to average net assets                                         4.35           4.54           4.73          4.68           4.90

Portfolio Turnover Rate                                         16.35           6.63          22.57         39.16          25.00
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          70,901         50,959         33,188        25,981         19,700


(A) EFFECTIVE OCTOBER 17, 1994 TRUST SHARES WERE REDESIGNATED CLASS R SHARES. THE FINANCIAL HIGHLIGHTS ABOVE ARE BASED UPON TRUST SHARE OUTSTANDING FROM APRIL 4, 1994 TO OCTOBER 16, 1994.

(B)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


<PAGE 22>


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Massachusetts Municipal Fund (the "fund") is a separate non-diversified series of the Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust" ) which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering five series including the fund. The fund' s investment objective is to maximize current income exempt from Federal income taxes and state personal income taxes for resident shareholders of Massachusetts consistent with the prudent risk of capital by investing in municipal obligations of the named state which are of investment-grade quality and intermediate maturities. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank").

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R shares. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC") and distribution and service fees. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution fees and voting rights on matters affecting a single class.

                                                             The Fund


<PAGE 23>


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The  fund' s  financial  statements  are  prepared  in accordance with generally
accepted   accounting  principles  which  may  require  the  use  of  management estimates. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and rec ognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(C) FINANCIAL FUTURES: The fund may invest in trading financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At June 30, 1999, there were no financial futures contracts outstanding.

(D) CONCENTRATION OF RISK: The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(E) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(F) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by
complying    with    the    applicable    provisions    of    the     The   Fun

                                                             The Fund


<PAGE 24>


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

The Fund has an unused capital loss carryover of approximately $36,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 1999. The carryover does not include net realized securities losses from November 1, 1998 through June 30, 1999 which are treated, for Federal income tax purposes, as arising in fiscal 2000. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel). Each trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled
board    meeting    and    $500    for

<PAGE 25>


Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager
to    the    non-interested    Trustees.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $3,628 during the period ended June 30, 1999, from commissions earned on sales of the fund's shares.

(B) DISTRIBUTION AND SERVICE PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the Distributor for distributing shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the fund pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended June 30,
1999, Class A, Class B and Class C shares were charged $41,468, $4,571 and $1,492 respectively, pursuant to the Plan. During the period ended June 30,
1999,    Class    B    and    Class     The    Fund


                                                             The Fund

<PAGE 26>


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

C shares were charged $2,286 and $746, respectively, pursuant to the service plan.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan and service plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 1999, amounted to $30,237,964 and $12,637,143, respectively.

At June 30, 1999, accumulated net unrealized appreciation on investments was $186,561 consisting of $1,255,611 gross unrealized appreciation and $1,069,050 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates which are related to the Federal funds rate in effect at the time of borrowings. During the period ended June 30, 1999, the fund did not borrow under the Facility.


<PAGE 27>


INDEPENDENT AUDITOR'S REPORT

The Board of Trustees and Shareholders

The Dreyfus/Laurel Tax-Free Municipal Funds:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Limited Term Massachusetts Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds, including the statement of investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Massachusetts Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1999, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


New York, New York

August 11, 1999





<PAGE 28>

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended June 30, 1999:

   -- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal, and for individuals who are Massachusetts residents, Massachusetts personal income taxes), and

   -- the fund heregy designates $.0033 per share as a long-term capital gain distribution of the $.0054 per share paid on December 9, 1998. In addition, 96.07% of the long-term capital gain distribution is not subject to Massachusetts personal income taxes.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar on Form 1099-DIV which will be mailed by January 31, 2000.


<PAGE 29>


NOTES

<PAGE 30>


                                                           For More Information

                        Dreyfus Premier Limited Term Massachusetts Municipal
                        Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.

60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 1999 Dreyfus Service Corporation                              346/646/A996